UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05452)

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2022

Date of reporting period:	August 1, 2021 – January 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Premier Income Trust

Semiannual report
1 | 31 | 22

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PPT

Putnam
Premier Income
Trust

Semiannual report
1 | 31 | 22

Message from the Trustees

March 18, 2022

Dear Fellow Shareholder:

Financial markets have been bumpy in recent months. Investors are weighing the risks of rising inflation, changes in Federal Reserve policy, the latest Covid-19 variants, and the global impact of the Russia-Ukraine conflict.

Despite new uncertainties, the fundamental backdrop remains encouraging, in our view. Employment levels have been improving and may strengthen should Covid cases continue to decline. Businesses continue to adapt and show resilience.

In times like these, it’s worth remembering the benefits of staying focused on your long-term financial goals. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Please read the interview with your fund manager(s) in the following pages.

As always, thank you for investing with Putnam.

When Putnam Premier Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative.

In the more than 30 years since then, the fixed-income landscape has undergone a dramatic transformation, but the spirit of ingenuity that helped launch the fund is still with it today.

A veteran portfolio management team

The fund’s managers strive to build a well-diversified portfolio that carefully balances risk and return, targeting opportunities in interest rates, credit, mortgages, and currencies from across the full spectrum of the global bond markets.

*Paul will retire as a Portfolio Manager of the fund effective March 31, 2022.

2 Premier Income Trust

Allocations are shown as a percentage of the fund’s net assets as of 1/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the charts include the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Premier Income Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s primary benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/22. See above and pages 11–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

4 Premier Income Trust

Mike, please describe the investing environment for the six months ended January 31, 2022.

During the early months of the period, we had to navigate a number of uncertainties. These included an uptick in Delta-variant coronavirus cases alongside concerns that higher inflation — driven, in part, by surging energy prices — would persist. Investors also began anticipating when the U.S. Federal Reserve would start reducing the vast bond-buying program it launched to help support the economy during the pandemic. Reflecting investors’ expectations of an earlier-than-anticipated start to global monetary tightening, the U.S. Treasury yield curve flattened in October, with short-term yields rising more than longer-term yields.

In November, the Fed began winding down its $120 billion-per-month bond-purchase program by $15 billion per month. In December, the Fed announced it would accelerate the pace to $30 billion per month, which could phase out purchases entirely by March 2022. Reflecting the Fed’s view that inflationary pressures are likely to broaden, we anticipate four 0.25% increases in the federal funds rate during 2022.

Premier Income Trust 5

Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/22. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Short-term bond yields rose further in January, as investors digested the Fed’s shift to a more restrictive policy. Equity market volatility and geopolitical tensions also weighed on investor sentiment. For the six-month period, the yield on the 2-year U.S. Treasury note jumped from 0.17% to 1.18%, while the yield on the 10-year Treasury rose from 1.20% to 1.79%.

Within this environment, risk-driven assets generated mostly negative returns, except for high-yield bank loans. The floating-rate nature of loans, with coupons that adjust with movements in short-term interest rates, helped them outperform as bond yields rose.

Which holdings and strategies hampered the fund’s performance during the six-month period?

First off, I think it’s important to highlight that we continued to invest outside the constraints of traditional fixed-income benchmarks, seeking what we view as the best opportunities based on risk rather than asset class. These risks include interest rate, credit, prepayment, and liquidity.

In terms of specific strategies, our interest-rate and yield curve positioning was the primary detractor this period. The portfolio was positioned to benefit if inflation declined and real interest rates rose. [Real interest rates adjust for the effects of inflation by subtracting the actual or expected rate of inflation from nominal interest rates.] Unfortunately, the opposite occurred, as inflation reached a multiyear high and real rates declined.

Our interest-rate and yield curve strategy is intended to provide a degree of protection against underperformance of risk-based assets. Now that the Fed has begun to tighten monetary

6 Premier Income Trust

policy, we believe real interest rates will rise during 2022, which may reward our strategy.

Our active currency strategy also dampened the fund’s performance. Short positions in the Australian dollar and the New Zealand dollar during October worked against our positioning for the period as a whole. Both currencies notably strengthened versus the U.S. dollar during that month. Favorable positioning in the U.S. dollar, the Japanese yen, and the Swiss franc contributed and partially offset the overall negative impact of our currency positioning. Investors flocked to these and other safe-haven currencies amid the heightened volatility sparked by the Omicron variant of Covid-19.

Strategies targeting prepayment risk were a further modest negative. Yield spreads on our agency interest-only [IO] and inverse IO collateralized mortgage obligations [CMOs] widened during the fourth quarter of 2021 due to broader market volatility. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] On a positive note, prepayment speeds on the mortgages underlying our holdings slowed later in the period. Mortgage rates rose moderately and refinancing activity decelerated, helping our IO CMO positions rebound somewhat in January. IO CMOs and other mortgage-backed securities benefit when homeowners refinance or pay off their mortgages at a slower rate than investors anticipate.

Which holdings contributed to fund performance during the period?

On the positive side, mortgage credit holdings added the most value for the period, led by our exposure to commercial mortgage-backed securities [CMBS]. The fund held cash bonds and also had exposure to the sector via CMBX. [CMBX is a group of tradeable indexes that each reference a basket of 25 CMBS issued in a

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 1/31/22. Short-term investments, to-be-announced commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Premier Income Trust 7

particular year.] Lower volatility, strong demand from investors, and better overall fundamentals boosted CMBS.

In the residential mortgage market, positions in agency credit risk transfer [CRT] securities also aided performance. A variety of factors helped agency CRTs, including housing-related government Covid policies, housing market strength, and optimism about the reopening of the economy.

How did you use derivatives during the period?

We used CMBX credit default swaps to hedge the fund’s CMBS credit and market risks, and to gain access to specific areas of the market. We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We employed interest-rate swaps to gain exposure to rates in various countries. We also utilized options to hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk. In addition, we used total return swaps as a hedging tool and to help manage the portfolio’s sector exposure, as well as its inflation risk.

What are your current views on the various sectors in which the fund invests?

Looking first at corporate credit, we have a positive outlook for the fundamentals and overall supply-and-demand backdrop of high-yield bonds and loans. Our view on valuation is more neutral, however, given the relative tightness of yield spreads as of period-end. Within the high-yield market, we are continuing to closely monitor issuers’ balance sheets and liquidity metrics, with an eye toward default risk or a credit-rating downgrade.

In the CMBS market, we believe there are attractive risk-adjusted investment opportunities available amid an improving fundamental

This chart shows how the fund’s security type weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the chart includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

8 Premier Income Trust

backdrop. By virtue of having real assets serving as collateral, along with the potential for rent adjustments, CMBS have historically performed well during periods of rising inflation. As a result, we believe CMBS may offer attractive relative value to a wide range of investors.

Within residential mortgage credit, we believe a combination of low mortgage rates, high demand, and a declining inventory of available homes is likely to push home prices higher. Given that prices have already risen substantially, we are aware that affordability has become a constraint for many prospective buyers. Consequently, we think the pace of home price appreciation is likely to moderate during 2022. Against this backdrop, we are finding value in investment-grade securities backed by non-agency residential loans, even with tighter yield spreads.

The environment for prepayment-related strategies was challenging in 2021. Despite this, we still have conviction in this allocation for its return potential and diversification benefits. Mortgage interest rates have risen modestly since bottoming in August 2021. With the Fed pivoting to a less accommodative policy stance, we believe mortgage rates may continue to rise in 2022. Consequently, we think refinancing activity will recede and mortgage prepayment speeds will slow. In our view, IO CMOs may offer particularly compelling potential against this backdrop. Moreover, we believe prepayment-sensitive securities in general may offer attractive returns from current price levels if prepayment speeds remain at their current pace for the foreseeable future.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Premier Income Trust 9

In emerging markets, we are seeking opportunities in countries that we think are better positioned to benefit from a global recovery and are less exposed to domestic policy risks.

Thanks for your time and insights, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. Disclosures provide only a summary of certain changes that have occurred in the past fiscal period, which may not reflect all of the changes that have occurred since an investor purchased the fund. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Of special interest

The fund was modestly exposed to Russian securities at the end of the period. Holdings in Russian securities generally have experienced sharp declines in value as of early March 2022 and have been subject to liquidity and settlement constraints, as well as, in certain cases, U.S. and other governmental sanctions. We are closely monitoring governmental actions, including the issuance of sanctions, and related market developments.

HOW CLOSED-END FUNDS DIFFER FROM OPEN-END FUNDS

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

10 Premier Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 1/31/22

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	2/29/88)	10 years	average	5 years	average	3 years	average	1 year	6 months
Net asset value	6.07%	43.38%	3.67%	10.55%	2.03%	2.46%	0.81%	–5.79%	–2.05%
Market price	6.15	46.31	3.88	12.22	2.33	5.99	1.96	–4.06	–7.55

Performance assumes reinvestment of distributions and does not account for taxes. Performance includes the deduction of management fees and administrative expenses.

Comparative index returns For periods ended 1/31/22

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	2/29/88)	10 years	average	5 years	average	3 years	average	1 year	6 months
ICE BofA U.S.
Treasury Bill Index	—*	6.69%	0.65%	5.86%	1.15%	2.91%	0.96%	0.02%	–0.01%
Bloomberg
Government	5.48%	20.73	1.90	13.86	2.63	10.07	3.25	–3.21	–2.94
Bond Index
Lipper General Bond
Funds (closed-end)	8.48	120.03	7.79	38.53	6.57	21.83	6.72	6.05	1.22
category average†

Index and Lipper results should be compared to fund performance at net asset value. All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s primary benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/22, there were 70, 64, 46, 30, 20, and 4 funds, respectively, in this Lipper category.

Premier Income Trust 11

Fund price and distribution information For the six-month period ended 1/31/22

Distributions
Number		6
Income		$0.156
Capital gains		—
Total		$0.156
Share value	NAV		Market price
7/31/21	$4.62		$4.65
1/31/22	4.37		4.15
Current dividend rate*	7.14%		7.52%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/21

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	2/29/88)	10 years	average	5 years	average	3 years	average	1 year	6 months
Net asset value	6.04%	44.60%	3.76%	11.25%	2.15%	4.95%	1.62%	–6.69%	–5.42%
Market price	6.24	58.55	4.72	22.28	4.10	14.95	4.75	–1.78	–5.14

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

12 Premier Income Trust

Consider these risks before investing

Emerging market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value when interest rates decline and decline in value when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments).

Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Premier Income Trust 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

14 Premier Income Trust

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Premier Income Trust 15

Other information for shareholders

Important notice regarding share repurchase program

In September 2021, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 365 days beginning October 1, 2021, up to 10% of the fund’s common shares outstanding as of September 30, 2021.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semian-nual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2022, Putnam employees had approximately $537,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Premier Income Trust

Summary of Putnam closed-end funds’ amended and restated dividend reinvestment plans

Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

Premier Income Trust 17

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments

Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

18 Premier Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Premier Income Trust 19

The fund’s portfolio 1/31/22 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (68.6%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (0.5%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$102,350	$112,809
5.00%, with due dates from 5/20/49 to 3/20/50	374,651	411,310
4.50%, with due dates from 10/20/49 to 1/20/50	180,189	195,267
4.00%, with due dates from 8/20/49 to 1/20/50	160,053	172,657
3.50%, with due dates from 8/20/49 to 3/20/50	1,149,303	1,210,834
		2,102,877
U.S. Government Agency Mortgage Obligations (68.1%)
Federal National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 1/1/49 to 8/1/49	156,357	170,608
4.50%, 5/1/49	31,117	33,560
Uniform Mortgage-Backed Securities
5.50%, TBA, 2/1/52	2,000,000	2,148,805
4.50%, TBA, 2/1/52	5,000,000	5,338,671
4.00%, TBA, 2/1/52	73,000,000	77,141,181
3.50%, TBA, 3/1/52	30,000,000	31,178,898
3.50%, TBA, 2/1/52	57,000,000	59,418,031
3.00%, TBA, 3/1/52	16,000,000	16,307,504
3.00%, TBA, 2/1/52	110,000,000	112,406,272
		304,143,530
Total U.S. government and agency mortgage obligations (cost $307,551,682)		$306,246,407

U.S. TREASURY OBLIGATIONS (0.2%)*	Principal amount	Value
U.S. Treasury Notes
1.625%, 5/15/26 [i]	$477,000	$479,714
0.375%, 4/30/25 [i]	147,000	142,243
0.25%, 6/30/25 [i]	128,000	122,876
0.25%, 5/31/25 [i]	116,000	111,551
Total U.S. treasury obligations (cost $856,384)		$856,384

MORTGAGE-BACKED SECURITIES (48.7%)*	Principal amount	Value
Agency collateralized mortgage obligations (26.8%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3852, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.65%), 6.544%, 4/15/40	$1,359,483	$74,432
REMICs IFB Ser. 5011, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.142%, 9/25/50	10,869,235	1,924,181
REMICs IFB Ser. 4742, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.094%, 12/15/47	1,944,614	302,388
REMICs IFB Ser. 4752, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.094%, 11/15/47	334,570	51,822
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.994%, 8/15/56	5,935,620	1,187,124
REMICs IFB Ser. 4678, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.994%, 4/15/47	1,359,296	263,992

20 Premier Income Trust

MORTGAGE-BACKED SECURITIES (48.7%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 5002, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.992%, 7/25/50	$10,048,218	$1,761,557
REMICs IFB Ser. 4945, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.942%, 1/25/50	7,103,928	1,005,416
REMICs Ser. 4813, IO, 5.50%, 8/15/48	3,344,844	690,098
REMICs Ser. 4991, Class IE, IO, 5.00%, 7/25/50	19,127,930	2,844,820
REMICs Ser. 4077, Class IK, IO, 5.00%, 7/15/42	1,231,879	205,970
REMICs Ser. 5179, Class BI, IO, 4.50%, 1/25/52	13,481,620	2,044,760
REMICs Ser. 5152, Class MI, IO, 4.50%, 10/25/51	11,842,988	2,237,998
REMICs Ser. 5091, Class IL, IO, 4.50%, 3/25/51	7,839,044	1,194,007
REMICs Ser. 5049, Class AI, IO, 4.50%, 12/25/50	6,868,878	1,309,785
REMICs Ser. 5093, Class YI, IO, 4.50%, 12/25/50	5,655,678	897,811
REMICs Ser. 5115, Class IK, IO, 4.50%, 12/25/50	7,050,870	1,196,105
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	10,362,997	1,735,051
REMICs Ser. 4984, Class IL, IO, 4.50%, 6/25/50	7,078,303	1,371,819
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	891,162	129,967
REMICs Ser. 4000, Class PI, IO, 4.50%, 1/15/42	517,610	71,527
REMICs Ser. 4024, Class PI, IO, 4.50%, 12/15/41	717,141	69,553
REMICs Ser. 5134, Class IC, IO, 4.00%, 8/25/51	11,119,115	1,819,799
REMICs Ser. 4546, Class TI, IO, 4.00%, 12/15/45	1,660,660	221,869
REMICs Ser. 4425, IO, 4.00%, 1/15/45	1,676,022	204,072
REMICs Ser. 4452, Class QI, IO, 4.00%, 11/15/44	2,089,404	369,250
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	1,498,304	198,894
REMICs Ser. 4604, Class QI, IO, 3.50%, 7/15/46	2,486,186	256,773
REMICs Ser. 4580, Class ID, IO, 3.50%, 8/15/45	1,509,804	112,701
REMICs Ser. 4105, Class HI, IO, 3.50%, 7/15/41	788,443	49,720
Strips Ser. 304, Class C37, IO, 3.50%, 12/15/27	660,746	32,345
REMICs Ser. 5082, Class IQ, IO, 3.00%, 3/25/51	13,519,847	1,671,459
REMICs Ser. 5051, Class BI, IO, 3.00%, 11/25/50	17,106,092	2,184,270
REMICs Ser. 4165, Class TI, IO, 3.00%, 12/15/42	3,512,081	282,733
REMICs Ser. 4183, Class MI, IO, 3.00%, 2/15/42	1,539,528	90,031
REMICs Ser. 4210, Class PI, IO, 3.00%, 12/15/41	382,202	6,123
Structured Pass-Through Certificates FRB Ser. 57, Class 1AX, IO, 0.392%, 7/25/43 W	1,619,865	22,354
Federal National Mortgage Association
REMICs IFB Ser. 10-35, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.40%), 6.292%, 4/25/40	830,954	152,250
REMICs IFB Ser. 18-20, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.142%, 3/25/48	4,104,780	699,780
REMICs IFB Ser. 18-38, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.092%, 6/25/48	7,870,288	1,137,949
REMICs IFB Ser. 17-32, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.042%, 5/25/47	8,677,224	1,304,968
REMICs IFB Ser. 13-18, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.042%, 10/25/41	242,349	9,519
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	2,492,760	496,200
REMICs Ser. 10-99, Class NI, IO, 6.00%, 9/25/40	2,342,563	468,747
REMICs IFB Ser. 16-96, Class ST, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.992%, 12/25/46	3,884,916	606,567

Premier Income Trust 21

MORTGAGE-BACKED SECURITIES (48.7%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 16-78, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.992%, 5/25/39	$12,478,637	$2,090,733
REMICs IFB Ser. 20-12, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.942%, 3/25/50	6,096,407	1,040,413
REMICs IFB Ser. 19-43, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.942%, 8/25/49	3,876,777	534,538
REMICs FRB Ser. 19-61, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.892%, 11/25/49	7,673,617	1,259,240
REMICs Ser. 13-107, Class SB, IO, ((-1 x 1 Month US LIBOR) + 5.95%), 5.842%, 2/25/43	2,765,212	523,473
REMICs IFB Ser. 11-101, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.90%), 5.792%, 10/25/41	1,898,306	286,034
Interest Strip Ser. 374, Class 6, IO, 5.50%, 8/25/36	105,801	17,655
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	3,959,159	709,560
Interest Strip Ser. 378, Class 19, IO, 5.00%, 6/25/35	328,315	52,557
REMICs Ser. 20-45, Class EI, IO, 5.00%, 7/25/50	4,652,517	787,936
REMICs Ser. 21-77, Class BI, IO, 4.50%, 11/25/51	13,090,206	1,969,037
REMICs Ser. 21-15, Class IJ, IO, 4.50%, 4/25/51	5,379,592	998,452
REMICs Ser. 20-76, Class BI, IO, 4.50%, 11/25/50	11,126,198	1,830,927
REMICs Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	402,139	78,832
REMICs Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	629,583	11,899
REMICs Ser. 20-75, Class MI, IO, 4.00%, 11/25/50	16,744,137	2,752,401
REMICs Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	718,013	41,173
REMICs Ser. 13-58, Class DI, IO, 4.00%, 6/25/43	3,588,141	559,573
REMICs Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	1,132,733	142,384
REMICs Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	869,671	94,481
REMICs Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	673,014	67,301
REMICs Ser. 20-85, Class PI, IO, 3.00%, 12/25/50	14,059,960	2,130,365
REMICs Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	710,949	38,007
REMICs Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	364,493	4,306
REMICs Ser. 21-56, Class WI, IO, 2.50%, 9/25/51	17,356,322	1,917,621
REMICs Ser. 21-43, Class IO, IO, 2.50%, 6/25/51	17,129,587	2,528,139
Grantor Trust Ser. 00-T6, IO, 0.717%, 11/25/40 W	1,070,313	10,703
Government National Mortgage Association
IFB Ser. 21-98, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.196%, 6/20/51	9,590,330	1,339,673
IFB Ser. 21-77, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.196%, 5/20/51	9,030,163	1,340,046
IFB Ser. 21-59, Class SQ, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.196%, 4/20/51	6,665,656	827,569
IFB Ser. 20-133, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.196%, 9/20/50	7,739,115	1,509,801
FRB Ser. 21-116, Class ES, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.094%, 11/20/47	8,480,726	2,137,735
IFB Ser. 14-60, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.18%), 6.076%, 4/20/44	4,790,705	917,332
IFB Ser. 20-97, Class QS, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.046%, 7/20/50	5,058,921	893,866

22 Premier Income Trust

MORTGAGE-BACKED SECURITIES (48.7%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 19-5, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.046%, 1/20/49	$4,563,337	$718,819
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.046%, 9/20/43	554,978	89,729
IFB Ser. 20-63, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.996%, 5/20/50	5,814,045	905,479
IFB Ser. 20-63, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.996%, 4/20/50	7,591,205	1,190,731
IFB Ser. 19-96, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.996%, 8/20/49	6,224,472	797,044
IFB Ser. 19-83, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.996%, 7/20/49	5,609,352	717,156
IFB Ser. 19-89, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.996%, 7/20/49	6,930,643	992,347
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.946%, 2/20/50	773,805	88,629
IFB Ser. 20-7, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.946%, 1/20/50	4,401,411	685,434
IFB Ser. 19-152, Class ES, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.946%, 12/20/49	3,877,428	590,586
IFB Ser. 19-110, Class SQ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.946%, 9/20/49	6,131,020	774,980
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.946%, 8/20/49	491,997	65,367
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.946%, 6/20/49	400,540	48,595
IFB Ser. 20-63, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.896%, 8/20/43	6,512,328	1,009,932
IFB Ser. 10-90, Class ES, IO, ((-1 x 1 Month US LIBOR) + 5.95%), 5.846%, 7/20/40	5,242,992	902,985
IFB Ser. 14-119, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.60%), 5.496%, 8/20/44	2,115,821	342,468
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	1,017,089	185,934
Ser. 16-42, IO, 5.00%, 2/20/46	2,513,798	448,078
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	3,760,604	458,530
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	4,245,530	738,595
Ser. 14-76, IO, 5.00%, 5/20/44	985,354	185,737
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	765,779	150,782
Ser. 12-146, IO, 5.00%, 12/20/42	708,939	134,450
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	1,002,588	187,408
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	723,966	134,905
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	3,227,427	610,177
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	1,658,498	313,042
Ser. 17-26, Class MI, IO, 5.00%, 11/20/39	3,351,099	620,267
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	598,988	110,901
Ser. 20-61, IO, 4.50%, 5/20/50	14,855,862	2,680,991
Ser. 18-94, Class AI, IO, 4.50%, 7/20/48	1,981,578	284,569
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	1,075,032	205,181
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	1,381,296	254,077

Premier Income Trust 23

MORTGAGE-BACKED SECURITIES (48.7%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	$1,359,605	$227,094
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	214,573	13,771
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	1,197,103	217,054
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	1,309,447	200,412
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	2,140,545	369,672
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	1,170,071	199,969
Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	1,364,459	223,904
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	801,987	140,508
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	859,822	160,744
Ser. 20-78, Class DI, IO, 4.00%, 6/20/50	10,878,183	1,316,654
Ser. 16-29, IO, 4.00%, 2/16/46	1,111,303	197,866
Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	2,756,104	410,825
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	2,321,969	445,586
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	1,888,534	274,449
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	1,647,648	177,633
Ser. 14-149, Class IP, IO, 4.00%, 7/16/44	5,161,276	715,748
Ser. 17-93, Class TI, IO, 4.00%, 3/20/44	2,086,892	80,624
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	628,023	101,405
Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	1,851,078	114,709
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	607,132	89,200
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	572,914	96,167
Ser. 21-156, IO, 3.50%, 7/20/51	10,992,175	1,818,933
Ser. 20-167, Class PI, IO, 3.50%, 11/20/50	6,583,810	842,757
Ser. 20-138, Class IC, IO, 3.50%, 8/20/50	15,209,029	2,179,150
Ser. 17-118, Class KI, IO, 3.50%, 10/20/46	184,005	3,643
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	1,253,273	103,261
Ser. 13-76, IO, 3.50%, 5/20/43	1,572,909	190,228
Ser. 13-28, IO, 3.50%, 2/20/43	423,086	36,292
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	637,898	62,520
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	1,067,230	105,848
Ser. 13-14, IO, 3.50%, 12/20/42	2,625,064	261,168
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	453,578	47,199
Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	1,845,119	290,098
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	2,527,241	385,114
Ser. 12-128, Class IA, IO, 3.50%, 10/20/42	2,521,622	376,605
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	1,110,830	182,100
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	1,685,899	117,676
Ser. 21-59, Class IM, IO, 3.00%, 4/20/51	8,871,794	866,135
Ser. 21-59, Class IP, IO, 3.00%, 4/20/51	10,431,633	1,056,203
Ser. 21-67, Class PI, IO, 3.00%, 4/20/51	18,031,015	1,712,332
Ser. 21-55, Class PI, IO, 3.00%, 3/20/51	8,455,208	748,535
Ser. 20-175, Class NI, IO, 3.00%, 11/20/50	7,420,396	1,129,566
Ser. 17-H02, Class BI, IO, 2.432%, 1/20/67 W	4,738,878	318,723
Ser. 18-H05, Class AI, IO, 2.381%, 2/20/68 W	4,556,392	350,273
Ser. 18-H02, Class EI, IO, 2.355%, 1/20/68 W	10,675,578	814,013
Ser. 18-H05, Class BI, IO, 2.345%, 2/20/68 W	7,191,561	552,851
Ser. 17-H16, Class FI, IO, 2.343%, 8/20/67 W	5,415,644	361,325
Ser. 17-H06, Class BI, IO, 2.336%, 2/20/67 W	7,247,454	513,240

24 Premier Income Trust

MORTGAGE-BACKED SECURITIES (48.7%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 18-H03, Class XI, IO, 2.306%, 2/20/68 W	$7,363,801	$504,420
Ser. 18-H15, Class KI, IO, 2.304%, 8/20/68 W	6,233,768	478,247
Ser. 17-H16, Class JI, IO, 2.304%, 8/20/67 W	15,139,261	1,244,258
Ser. 16-H18, Class QI, IO, 2.259%, 6/20/66 W	4,829,953	345,062
Ser. 17-H08, Class NI, IO, 2.243%, 3/20/67 W	9,090,123	549,952
Ser. 17-H12, Class QI, IO, 2.241%, 5/20/67 W	5,915,647	337,499
Ser. 16-H16, Class EI, IO, 2.198%, 6/20/66 W	5,160,635	328,732
Ser. 16-H22, Class AI, IO, 2.146%, 10/20/66 W	7,426,901	483,424
Ser. 16-H23, Class NI, IO, 2.116%, 10/20/66 W	19,760,785	1,213,312
Ser. 17-H19, Class MI, IO, 2.051%, 4/20/67 W	3,288,565	238,421
Ser. 16-H03, Class DI, IO, 2.036%, 12/20/65 W	7,097,052	396,991
Ser. 16-H17, Class KI, IO, 1.916%, 7/20/66 W	3,425,263	223,177
Ser. 15-H15, Class BI, IO, 1.893%, 6/20/65 W	4,098,362	242,213
Ser. 15-H25, Class EI, IO, 1.852%, 10/20/65 W	5,114,072	298,662
Ser. 17-H11, Class DI, IO, 1.844%, 5/20/67 W	6,682,727	467,791
Ser. 15-H20, Class CI, IO, 1.832%, 8/20/65 W	7,171,573	507,030
Ser. 15-H20, Class AI, IO, 1.829%, 8/20/65 W	6,242,661	369,566
Ser. 15-H10, Class BI, IO, 1.825%, 4/20/65 W	4,553,362	280,032
Ser. 17-H09, IO, 1.819%, 4/20/67 W	8,927,838	483,550
FRB Ser. 15-H08, Class CI, IO, 1.797%, 3/20/65 W	4,680,879	230,767
Ser. 15-H24, Class AI, IO, 1.775%, 9/20/65 W	5,704,178	333,905
Ser. 16-H03, Class AI, IO, 1.772%, 1/20/66 W	5,954,861	316,352
Ser. 16-H09, Class BI, IO, 1.765%, 4/20/66 W	8,097,542	558,730
Ser. 15-H23, Class BI, IO, 1.758%, 9/20/65 W	7,103,625	381,465
Ser. 16-H24, Class CI, IO, 1.698%, 10/20/66 W	4,855,395	249,567
Ser. 17-H16, Class IG, IO, 1.697%, 7/20/67 W	13,715,996	737,235
Ser. 16-H14, IO, 1.687%, 6/20/66 W	5,392,606	259,093
Ser. 16-H06, Class DI, IO, 1.612%, 7/20/65 W	10,022,461	429,262
Ser. 13-H08, Class CI, IO, 1.595%, 2/20/63 W	6,181,662	180,505
Ser. 16-H02, Class HI, IO, 1.552%, 1/20/66 W	7,827,234	340,485
Ser. 14-H21, Class BI, IO, 1.544%, 10/20/64 W	7,955,621	354,025
Ser. 16-H10, Class AI, IO, 1.513%, 4/20/66 W	13,732,575	560,248
Ser. 16-H06, Class CI, IO, 1.409%, 2/20/66 W	8,580,207	306,373
		119,466,356
Commercial mortgage-backed securities (8.3%)
Barclays Commercial Mortgage Trust 144A Ser. 19-C4, Class E, 3.25%, 8/15/52	802,000	677,571
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.419%, 1/12/45 W	689,826	34,491
Ser. 05-PWR7, Class D, 5.304%, 2/11/41 W	1,026,000	719,226
Ser. 05-PWR7, Class B, 5.214%, 2/11/41 W	249,266	248,018
Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW14, Class XW, IO, 0.714%, 12/11/38 W	132,272	753
Benchmark Mortgage Trust 144A Ser. 19-B13, Class D, 2.50%, 8/15/57	689,000	614,960
CD Commercial Mortgage Trust 144A
Ser. 17-CD3, Class D, 3.25%, 2/10/50	1,126,000	867,906
Ser. 19-CD8, Class D, 3.00%, 8/15/57	569,000	490,769

Premier Income Trust 25

MORTGAGE-BACKED SECURITIES (48.7%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class F, 5.25%, 12/15/47 W	$2,275,000	$2,263,853
FRB Ser. 11-C2, Class E, 5.186%, 12/15/47 W	1,068,000	1,063,944
COMM Mortgage Trust
FRB Ser. 14-CR16, Class C, 4.928%, 4/10/47 W	314,000	322,355
FRB Ser. 15-CR26, Class D, 3.478%, 10/10/48 W	548,000	522,833
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class E, 4.848%, 5/10/47 W	682,000	503,943
FRB Ser. 14-UBS3, Class D, 4.767%, 6/10/47 W	481,000	464,829
Ser. 12-CR3, Class F, 4.75%, 10/15/45 W	1,755,510	464,925
FRB Ser. 14-CR19, Class D, 4.703%, 8/10/47 W	810,000	783,342
FRB Ser. 18-COR3, Class D, 2.81%, 5/10/51 W	409,000	353,951
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.761%, 4/15/50 W	1,390,000	1,130,553
GS Mortgage Securities Corp., II 144A FRB Ser. 13-GC10, Class D, 4.401%, 2/10/46 W	1,423,000	1,335,404
GS Mortgage Securities Trust Ser. 14-GC18, Class B, 4.885%, 1/10/47 W	700,000	694,368
GS Mortgage Securities Trust 144A FRB Ser. 14-GC24, Class D, 4.543%, 9/10/47 W	2,444,000	1,694,448
JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C12, Class C, 4.098%, 7/15/45 W	526,000	529,243
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.793%, 2/15/47 W	2,432,000	1,405,864
FRB Ser. 13-C14, Class E, 4.548%, 8/15/46 W	1,277,000	901,061
FRB Ser. C14, Class D, 4.548%, 8/15/46 W	1,265,000	813,760
FRB Ser. 14-C18, Class E, 4.293%, 2/15/47 W	914,000	353,107
FRB Ser. 14-C25, Class D, 3.94%, 11/15/47 W	1,404,000	1,091,360
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	1,823,000	984,075
JPMDB Commercial Mortgage Securities Trust Ser. 17-C5, Class C, 4.512%, 3/15/50 W	680,000	648,582
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-LC11, Class D, 4.164%, 4/15/46 W	1,312,000	1,092,528
Ser. 13-LC11, Class B, 3.499%, 4/15/46	508,000	510,669
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class F, 5.524%, 2/15/46 W	1,113,000	195,134
FRB Ser. 11-C4, Class C, 5.389%, 7/15/46 W	257,594	264,804
FRB Ser. 12-C6, Class E, 5.125%, 5/15/45 W	659,000	453,395
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	1,807,000	1,307,397
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X, IO, 7.004%, 12/15/49 W	26,213	—
Morgan Stanley Bank of America Merrill Lynch Trust FRB Ser. 15-C22, Class C, 4.21%, 4/15/48 W	510,000	500,957
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.351%, 8/15/46 W	1,900,000	133,000
FRB Ser. 15-C23, Class D, 4.143%, 7/15/50 W	1,157,000	1,126,366
FRB Ser. 13-C10, Class E, 4.075%, 7/15/46 W	2,187,000	730,677
FRB Ser. 13-C10, Class F, 4.075%, 7/15/46 W	1,988,000	442,330
Ser. 14-C17, Class E, 3.50%, 8/15/47	1,025,000	688,293
Ser. 14-C19, Class D, 3.25%, 12/15/47	974,000	925,031

26 Premier Income Trust

MORTGAGE-BACKED SECURITIES (48.7%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	$384,505	$363,322
Multifamily Connecticut Avenue Securities Trust 144A
FRB Ser. 20-01, Class M10, 3.858%, 3/25/50	1,558,000	1,548,295
FRB Ser. 19-01, Class M10, 3.358%, 10/15/49	615,000	599,518
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	1,081,996	11
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	1,476,000	31,734
FRB Ser. 12-C4, Class D, 4.46%, 12/10/45 W	749,000	677,981
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 04-C15, Class G, 5.395%, 10/15/41 W	80,529	72,557
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.305%, 7/15/46 W	356,000	144,133
Ser. 14-LC16, Class D, 3.938%, 8/15/50	2,218,000	304,208
Ser. 16-C33, Class D, 3.123%, 3/15/59	776,000	708,579
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class F, 4.887%, 6/15/44 W	2,560,000	1,268,224
FRB Ser. 12-C9, Class E, 4.809%, 11/15/45 W	537,000	494,767
FRB Ser. 12-C10, Class D, 4.411%, 12/15/45 W	687,000	476,825
		37,040,229
Residential mortgage-backed securities (non-agency) (13.6%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%), 0.298%, 5/25/47	715,603	422,067
Bear Stearns Alt-A Trust
FRB Ser. 05-7, Class 21A1, 2.627%, 9/25/35 W	202,722	185,888
FRB Ser. 05-10, Class 11A1, (1 Month US LIBOR + 0.50%), 0.608%, 1/25/36	154,746	231,323
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A FRB Ser. 06-4A, Class A2, (1 Month US LIBOR + 0.18%), 0.288%, 11/25/47	643,573	555,080
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AR5, Class 1A1A, 2.886%, 4/25/37 W	214,005	213,718
FRB Ser. 07-AMC3, Class A2D, (1 Month US LIBOR + 0.35%), 0.458%, 3/25/37	1,934,368	1,806,302
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A1, 2.183%, 6/25/46 W	1,037,917	1,130,187
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%), 1.047%, 8/25/46	246,129	241,491
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%), 1.027%, 6/25/46	450,991	422,615
FRB Ser. 05-38, Class A3, (1 Month US LIBOR + 0.70%), 0.808%, 9/25/35	532,704	490,697
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.66%), 0.764%, 11/20/35	1,364,051	1,334,583
FRB Ser. 06-OA10, Class 2A1, (1 Month US LIBOR + 0.38%), 0.488%, 8/25/46	420,147	376,335
FRB Ser. 06-OA10, Class 3A1, (1 Month US LIBOR + 0.38%), 0.488%, 8/25/46	612,764	596,114

Premier Income Trust 27

MORTGAGE-BACKED SECURITIES (48.7%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%), 0.488%, 8/25/46	$3,101,523	$2,837,849
FRB Ser. 07-OH1, Class A1D, (1 Month US LIBOR + 0.21%), 0.318%, 4/25/47	525,911	452,766
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class B, (1 Month US LIBOR + 11.25%), 11.358%, 12/25/28	484,266	553,857
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B, (1 Month US LIBOR + 10.50%), 10.608%, 5/25/28	827,101	885,733
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B, (1 Month US LIBOR + 10.00%), 10.108%, 7/25/28	2,255,428	2,536,415
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B, (1 Month US LIBOR + 9.35%), 9.458%, 4/25/28	1,286,490	1,411,673
Structured Agency Credit Risk Debt FRN Ser. 15-DNA1, Class B, (1 Month US LIBOR + 9.20%), 9.308%, 10/25/27	728,616	821,558
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B, (1 Month US LIBOR + 7.55%), 7.658%, 12/25/27	1,320,974	1,386,261
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3, (1 Month US LIBOR + 6.35%), 6.458%, 9/25/28	139,245	148,506
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class B1, (1 Month US LIBOR + 4.95%), 5.058%, 7/25/29	570,000	617,759
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2, (1 Month US LIBOR + 2.30%), 2.408%, 9/25/30	1,277,798	1,295,698
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class B2, (US 30 Day Average SOFR + 11.50%), 11.55%, 10/25/50	491,000	640,571
Structured Agency Credit Risk Trust FRB Ser. 19-HQA2, Class B2, (1 Month US LIBOR + 11.25%), 11.358%, 4/25/49	298,000	323,611
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2, (1 Month US LIBOR + 11.00%), 11.108%, 10/25/48	444,000	495,719
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2, (1 Month US LIBOR + 10.75%), 10.858%, 1/25/49	315,000	346,867
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2, (1 Month US LIBOR + 10.50%), 10.608%, 3/25/49	252,000	272,710
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA4, Class B2, (1 Month US LIBOR + 10.00%), 10.108%, 8/25/50	966,000	1,168,625
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B2, (1 Month US LIBOR + 10.00%), 10.108%, 7/25/50	1,027,000	1,231,903
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class B2, (1 Month US LIBOR + 8.15%), 8.258%, 7/25/49	342,000	359,288
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B2, (1 Month US LIBOR + 7.75%), 7.858%, 9/25/48	389,000	416,580
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B1, (1 Month US LIBOR + 5.75%), 5.858%, 7/25/50	401,000	422,092
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M, 4.75%, 8/25/58 W	685,000	696,868
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M, 4.50%, 2/25/59 W	346,000	351,974
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B1, (1 Month US LIBOR + 4.25%), 4.358%, 10/25/48	1,548,000	1,609,920

28 Premier Income Trust

MORTGAGE-BACKED SECURITIES (48.7%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B1, (1 Month US LIBOR + 3.90%), 4.008%, 9/25/48	$420,000	$440,655
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1, (1 Month US LIBOR + 3.70%), 3.808%, 12/25/30	599,000	622,029
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 2.758%, 1/25/49	390,145	394,693
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.558%, 3/25/49	280,406	283,473
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2, (1 Month US LIBOR + 2.30%), 2.408%, 10/25/48	304,200	308,518
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B, (1 Month US LIBOR + 12.75%), 12.858%, 10/25/28	238,854	271,189
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, (1 Month US LIBOR + 12.25%), 12.358%, 9/25/28	2,303,550	2,637,492
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, (1 Month US LIBOR + 11.75%), 11.858%, 10/25/28	1,291,739	1,479,902
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, (1 Month US LIBOR + 11.75%), 11.858%, 8/25/28	835,371	934,674
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B, (1 Month US LIBOR + 10.75%), 10.858%, 1/25/29	269,067	294,894
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1B, (1 Month US LIBOR + 10.25%), 10.358%, 1/25/29	267,274	294,421
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B, (1 Month US LIBOR + 9.25%), 9.358%, 4/25/29	396,600	432,950
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 5.808%, 4/25/28	2,128,105	2,241,377
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (1 Month US LIBOR + 5.55%), 5.658%, 4/25/28	269,894	281,248
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1, (1 Month US LIBOR + 5.50%), 5.608%, 9/25/29	1,459,000	1,631,834
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%), 5.108%, 7/25/25	22,797	22,884
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1, (1 Month US LIBOR + 4.85%), 4.958%, 10/25/29	2,039,000	2,220,414
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2B1, (1 Month US LIBOR + 4.50%), 4.608%, 12/25/30	699,000	736,998
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2B1, (1 Month US LIBOR + 4.45%), 4.558%, 5/25/30	180,000	187,806
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1, (1 Month US LIBOR + 4.45%), 4.558%, 2/25/30	110,000	115,775
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1B1, (1 Month US LIBOR + 4.25%), 4.358%, 1/25/31	630,000	660,595
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (1 Month US LIBOR + 4.00%), 4.108%, 5/25/25	20,618	21,063
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1, (1 Month US LIBOR + 3.60%), 3.708%, 1/25/30	427,000	446,117
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1B1, (1 Month US LIBOR + 3.55%), 3.658%, 7/25/30	1,003,000	1,031,836

Premier Income Trust 29

MORTGAGE-BACKED SECURITIES (48.7%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1M2, (1 Month US LIBOR + 3.00%), 3.108%, 10/25/29	$1,825,553	$1,869,574
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2M2, (1 Month US LIBOR + 2.85%), 2.958%, 11/25/29	251,939	258,444
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2, (1 Month US LIBOR + 2.80%), 2.908%, 2/25/30	185,826	189,669
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2M2, (1 Month US LIBOR + 2.50%), 2.608%, 5/25/30	802,574	813,996
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2, (1 Month US LIBOR + 2.25%), 2.358%, 7/25/30	120,770	122,353
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2M2, (1 Month US LIBOR + 2.10%), 2.208%, 3/25/31	167,900	169,834
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1B1, (1 Month US LIBOR + 4.10%), 4.208%, 9/25/31	578,000	593,520
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1B1, (1 Month US LIBOR + 3.25%), 3.358%, 1/25/40	459,000	456,183
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (1 Month US LIBOR + 2.45%), 2.558%, 7/25/31	39,678	39,839
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (1 Month US LIBOR + 2.05%), 2.158%, 1/25/40	419,922	421,350
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (1 Month US LIBOR + 0.31%), 0.418%, 5/25/37	682,967	574,238
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (1 Month US LIBOR + 0.52%), 0.623%, 5/19/35	438,116	186,093
Home Re, Ltd. 144A FRB Ser. 21-2, Class B1, (US 30 Day Average SOFR + 4.15%), 4.20%, 1/25/34 (Bermuda)	300,000	292,512
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO, (1 Month US LIBOR + 0.20%), 0.508%, 6/25/37	699,518	342,629
Legacy Mortgage Asset Trust 144A FRB Ser. 19-GS2, Class A2, 4.25%, 1/25/59	730,000	729,995
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B, (1 Month US LIBOR + 0.23%), 0.648%, 2/26/37	535,742	508,822
MortgageIT Trust FRB Ser. 05-3, Class M2, (1 Month US LIBOR + 0.80%), 0.903%, 8/25/35	128,223	125,761
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M2, (1 Month US LIBOR + 2.85%), 2.958%, 7/25/28 (Bermuda)	1,230,000	1,239,144
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class B1, (1 Month US LIBOR + 6.00%), 5.858%, 4/25/27 (Bermuda)	550,000	554,419
Radnor Re, Ltd. 144A FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 2.70%), 2.808%, 3/25/28 (Bermuda)	620,000	624,392
Structured Asset Mortgage Investments II Trust
FRB Ser. 06-AR7, Class A1A, (1 Month US LIBOR + 0.21%), 0.528%, 8/25/36	667,312	640,619
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%), 0.288%, 1/25/37	644,440	619,173
Towd Point Mortgage Trust 144A
Ser. 19-2, Class A2, 3.75%, 12/25/58 W	1,033,000	1,077,895
Ser. 18-5, Class M1, 3.25%, 7/25/58 W	815,000	825,098
WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR13, Class A1C3, (1 Month US LIBOR + 0.98%), 1.088%, 10/25/45	347,974	346,576
		60,906,168
Total mortgage-backed securities (cost $249,072,217)		$217,412,753

30 Premier Income Trust

CORPORATE BONDS AND NOTES (20.0%)*		Principal amount	Value
Basic materials (1.7%)
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29		$150,000	$138,188
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26		90,000	91,573
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29		200,000	212,230
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30		145,000	150,800
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32		80,000	78,320
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25		260,000	258,370
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43		1,110,000	1,265,400
Coeur Mining, Inc. 144A company guaranty sr. unsec. notes 5.125%, 2/15/29		20,000	19,075
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27		249,000	260,877
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4.875%, 7/15/24		140,000	141,400
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)		295,000	304,588
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)		130,000	135,246
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 4.375%, 8/1/28 (Indonesia)		130,000	134,024
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)		670,000	788,088
GCP Applied Technologies, Inc. 144A sr. unsec. notes 5.50%, 4/15/26		453,000	462,626
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)		225,000	214,832
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)		50,000	49,750
Kleopatra Holdings 2 SCA company guaranty sr. unsec. notes Ser. REGS, 6.50%, 9/1/26 (Luxembourg)	EUR	260,000	255,372
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29		$345,000	338,100
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)		164,000	165,230
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)		190,000	187,388
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31		35,000	32,962
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30		175,000	174,125
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29		235,000	223,786
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28		360,000	337,500
Sylvamo Corp. 144A company guaranty sr. unsec. notes 7.00%, 9/1/29		150,000	154,125
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)		495,000	499,604

Premier Income Trust 31

CORPORATE BONDS AND NOTES (20.0%)* cont.	Principal amount	Value
Basic materials cont.
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29	$195,000	$187,486
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24	267,000	276,345
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	180,000	179,096
		7,716,506
Capital goods (1.4%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31	130,000	120,788
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27	75,000	76,125
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27	260,000	266,747
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	65,000	64,675
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	470,000	466,334
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	158,000	163,925
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26	347,000	402,520
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)	45,000	43,650
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	53,000	49,379
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	250,000	258,220
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	114,000	116,565
LSF11 A5 HoldCo., LLC 144A sr. unsec. notes 6.625%, 10/15/29	260,000	254,800
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	90,000	85,725
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	280,000	292,762
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28	214,000	212,190
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	50,000	49,494
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	265,000	260,694
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	785,000	774,206
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	465,000	485,344
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	130,000	128,947
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27	330,000	331,650
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29	265,000	254,428
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29	175,000	166,191
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28	60,000	58,471
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	395,000	383,150
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	245,000	262,763
		6,029,743

32 Premier Income Trust

CORPORATE BONDS AND NOTES (20.0%)* cont.	Principal amount	Value
Communication services (1.7%)
Altice France SA 144A company guaranty sr. notes 5.50%, 1/15/28 (France)	$200,000	$190,750
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32	185,000	178,294
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26	295,000	302,006
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	941,000	969,672
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	130,000	128,998
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.50%, 8/15/30	130,000	126,750
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	185,000	180,192
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	270,000	278,108
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	197,000	197,729
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	65,000	66,892
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 7.375%, 7/1/28	265,000	256,083
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	175,000	152,688
DISH DBS Corp. 144A company guaranty sr. notes 5.75%, 12/1/28	145,000	138,753
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26	80,000	77,600
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	440,000	452,927
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	195,000	200,792
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	250,000	250,625
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 5.25%, 3/15/26	383,000	389,783
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.625%, 9/15/27	122,000	121,402
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	54,000	51,519
Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub. notes 3.625%, 1/15/29	125,000	113,750
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	280,000	320,600
Sprint Corp. company guaranty sr. unsec. sub. notes 7.875%, 9/15/23	579,000	625,320
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	110,000	115,293
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	280,000	294,303
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	175,000	164,500
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	43,000	44,174
T-Mobile USA, Inc. company guaranty sr. unsec. notes 4.00%, 4/15/22	100,000	100,129
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.625%, 2/15/29	125,000	117,246
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28	326,000	337,003

Premier Income Trust 33

CORPORATE BONDS AND NOTES (20.0%)* cont.		Principal amount	Value
Communication services cont.
Virgin Media Finance PLC 144A sr. unsec. bonds 5.00%, 7/15/30 (United Kingdom)		$200,000	$188,520
Virgin Media Secured Finance PLC 144A company guaranty sr. bonds 5.00%, 4/15/27 (United Kingdom)	GBP	255,000	348,364
			7,480,765
Consumer cyclicals (3.7%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29		$150,000	141,093
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28		130,000	127,244
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29		125,000	117,813
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 2/15/32		15,000	14,883
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/15/29		35,000	34,441
Bath & Body Works, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity		284,000	310,270
Bath & Body Works, Inc. company guaranty sr. unsec. sub. bonds 6.875%, 11/1/35		220,000	253,000
Bath & Body Works, Inc. 144A company guaranty sr. unsec. notes 9.375%, 7/1/25		29,000	34,685
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30		120,000	128,783
Block, Inc. 144A sr. unsec. bonds 3.50%, 6/1/31		165,000	157,163
Boyd Gaming Corp. company guaranty sr. unsec. notes 4.75%, 12/1/27		130,000	129,341
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A sr. unsec. notes 5.00%, 6/15/29 (Canada)		175,000	172,760
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29		245,000	234,564
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27		240,000	230,208
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24		240,000	240,989
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25		50,000	52,438
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28		185,000	175,288
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. notes 5.125%, 8/15/27		180,000	180,000
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr. notes 5.375%, 8/15/26		526,000	243,275
Entercom Media Corp. 144A company guaranty notes 6.75%, 3/31/29		260,000	244,400
Entercom Media Corp. 144A company guaranty notes 6.50%, 5/1/27		544,000	516,800
Ford Motor Co. sr. unsec. unsub. bonds 3.25%, 2/12/32		50,000	47,137
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.125%, 6/16/25		200,000	210,250
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27		260,000	268,190
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30		425,000	427,219
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28		260,000	266,500

34 Premier Income Trust

CORPORATE BONDS AND NOTES (20.0%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Gap, Inc. (The) 144A company guaranty sr. unsec. bonds 3.875%, 10/1/31		$260,000	$241,285
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30		300,000	291,000
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29		45,000	43,650
Gray Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 11/15/31		130,000	128,179
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24		270,000	275,056
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27		419,739	436,529
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28 (United Kingdom)		145,000	164,031
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27		147,000	146,633
JELD-WEN, Inc. 144A sr. notes 6.25%, 5/15/25		68,000	70,380
La Financiere Atalian SASU company guaranty sr. unsec. notes Ser. REGS, 4.00%, 5/15/24 (France)	EUR	200,000	213,642
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31		$127,000	122,613
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26		218,000	221,815
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27		130,000	139,922
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28		100,000	102,713
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30		120,000	113,282
Mattamy Group Corp. 144A sr. unsec. notes 5.25%, 12/15/27 (Canada)		355,000	361,259
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)		280,000	276,060
Mattel, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/15/27		380,000	403,750
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29		430,000	424,625
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26		55,000	54,766
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28		210,000	199,500
NESCO Holdings II, Inc. 144A company guaranty notes 5.50%, 4/15/29		195,000	193,050
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29		200,000	191,920
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr. unsec. notes 5.00%, 2/1/25 (Luxembourg)		125,000	125,985
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 5.625%, 10/1/28		175,000	174,720
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 4.50%, 7/15/29		95,000	88,588
Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. bonds 4.75%, 7/15/31		95,000	88,355
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27		125,000	116,280
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28		250,000	249,016

Premier Income Trust 35

CORPORATE BONDS AND NOTES (20.0%)* cont.	Principal amount	Value
Consumer cyclicals cont.
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7.875%, 6/15/32	$155,000	$213,900
Raptor Acquisition Corp./Raptor Co-Issuer, LLC 144A sr. notes 4.875%, 11/1/26	55,000	54,450
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	606,000	680,574
Scientific Games International, Inc. 144A company guaranty sr. notes 5.00%, 10/15/25	150,000	153,109
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29	368,000	374,216
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub. bonds 4.375%, 2/1/32	85,000	82,573
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	221,000	224,359
Signal Parent, Inc. 144A sr. unsec. notes 6.125%, 4/1/29	240,000	206,400
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	130,000	119,600
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	252,000	233,100
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	275,000	266,063
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes 7.00%, 7/1/25	255,000	265,838
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	125,000	129,063
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	95,000	86,916
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	25,000	24,656
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	250,000	242,740
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	240,000	239,400
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30	275,000	285,027
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28	105,000	111,825
Univision Communications, Inc. 144A company guaranty sr. notes 9.50%, 5/1/25	134,000	142,040
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27	255,000	268,991
Univision Communications, Inc. 144A company guaranty sr. notes 4.50%, 5/1/29	90,000	89,140
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	238,000	241,868
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	340,000	326,400
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	245,000	251,375
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	338,000	332,531
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	320,000	311,008
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. notes 7.75%, 4/15/25	80,000	83,304
		16,657,804

36 Premier Income Trust

CORPORATE BONDS AND NOTES (20.0%)* cont.		Principal amount	Value
Consumer staples (1.2%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)		$170,000	$157,364
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)		182,000	178,578
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)		225,000	219,375
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30		75,000	76,406
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/15/29		880,000	830,861
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29		40,000	37,941
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25		130,000	135,525
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27		235,000	239,651
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 5.00%, 7/15/35		252,000	287,447
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 3.00%, 6/1/26		228,000	230,367
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28		185,000	192,400
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30		190,000	187,150
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27		80,000	82,300
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31		70,000	64,143
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30		285,000	273,600
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28		130,000	128,375
Millennium Escrow Corp. 144A sr. notes 6.625%, 8/1/26		115,000	114,029
Netflix, Inc. sr. unsec. bonds Ser. REGS, 3.875%, 11/15/29	EUR	100,000	130,667
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28		$95,000	104,510
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28		544,000	630,360
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29		135,000	154,366
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30		41,000	45,666
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25		143,000	150,131
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26		235,000	246,113
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25		124,000	129,890
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31		125,000	118,143
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30		125,000	128,446
			5,273,804
Energy (4.0%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26		150,000	161,250
Antero Resources Corp. 144A company guaranty sr. unsec. notes 8.375%, 7/15/26		23,000	25,653
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40		893,000	936,703
Apache Corp. sr. unsec. unsub. notes 4.875%, 11/15/27		100,000	103,500
Apache Corp. sr. unsec. unsub. notes 4.625%, 11/15/25		60,000	62,594

Premier Income Trust 37

CORPORATE BONDS AND NOTES (20.0%)* cont.	Principal amount	Value
Energy cont.
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	$83,000	$85,877
Callon Petroleum Co. 144A company guaranty notes 9.00%, 4/1/25	125,000	133,750
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	214,000	279,805
ChampionX Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	95,000	98,088
Cheniere Energy Partners LP company guaranty sr. unsec. notes 4.50%, 10/1/29	1,270,000	1,298,219
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 4.00%, 3/1/31	200,000	198,989
Cheniere Energy Partners LP 144A company guaranty sr. unsec. unsub. bonds 3.25%, 1/31/32	15,000	14,063
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 7.50%, 5/15/25	49,000	49,843
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	175,000	173,924
Continental Resources, Inc. company guaranty sr. unsec. bonds 4.90%, 6/1/44	175,000	184,188
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28	249,000	262,615
Continental Resources, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	231,000	236,611
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	272,000	310,056
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 2.875%, 4/1/32	280,000	263,578
DCP Midstream Operating LP company guaranty sr. unsec. notes 5.625%, 7/15/27	124,000	133,920
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	118,000	152,220
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	98,000	117,479
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	549,000	555,176
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	438,000	453,142
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. notes 6.625%, 7/15/25	131,000	136,921
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	109,000	111,910
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	25,000	26,313
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	236,000	240,482
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	65,000	62,725
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	283,000	288,660
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	433,000	421,400
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 9.00%, 2/1/25	160,671	166,294
Oasis Petroleum, Inc. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	90,000	92,446

38 Premier Income Trust

CORPORATE BONDS AND NOTES (20.0%)* cont.	Principal amount	Value
Energy cont.
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	$60,000	$70,411
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	248,000	287,060
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	1,467,000	1,781,965
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	430,000	550,491
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	155,000	191,893
PBF Holding Co., LLC/PBF Finance Corp. 144A company guaranty sr. notes 9.25%, 5/15/25	440,000	429,791
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.875%, 5/3/22 (Indonesia)	270,000	272,337
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%, 5/20/23 (Indonesia)	400,000	411,826
Petrobras Global Finance BV company guaranty sr. unsec. unsub. bonds 5.50%, 6/10/51 (Brazil)	917,000	807,134
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.999%, 1/27/28 (Brazil)	378,000	403,515
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	946,000	975,326
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.299%, 1/27/25 (Brazil)	300,000	319,503
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 7.69%, 1/23/50 (Mexico)	931,000	862,572
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29 (Canada)	40,000	40,068
Rattler Midstream LP 144A company guaranty sr. unsec. notes 5.625%, 7/15/25	180,000	185,400
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	107,000	108,338
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	137,000	140,768
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	133,000	134,330
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	439,000	453,487
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25	70,000	76,125
Southwestern Energy Co. company guaranty sr. unsec. bonds 4.75%, 2/1/32	397,000	396,329
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	757,000	775,630
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29	505,000	513,524
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)	87,100	85,358
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	190,000	184,300
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	80,000	82,600
		18,378,475
Financials (3.3%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	235,000	244,125
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. notes 4.25%, 10/15/27	60,000	58,350
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	1,216,000	1,647,938

Premier Income Trust 39

CORPORATE BONDS AND NOTES (20.0%)* cont.		Principal amount	Value
Financials cont.
AmWINS Group, Inc. 144A sr. unsec. notes 4.875%, 6/30/29		$70,000	$68,513
Banca Monte dei Paschi di Siena SpA sr. unsec. unsub. notes Ser. EMTN, 2.625%, 4/28/25 (Italy)	EUR	230,000	253,401
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity		$148,000	158,360
Blackstone Mortgage Trust, Inc. 144A sr. notes 3.75%, 1/15/27 R		28,000	26,810
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25		578,000	629,946
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29		225,000	250,221
Cobra AcquisitionCo., LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29		428,000	416,821
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. bonds 3.625%, 10/1/31		80,000	69,700
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. notes 3.375%, 10/1/28		85,000	76,075
Deutsche Bank AG jr. unsec. sub. FRN 6.00%, perpetual maturity (Germany)		200,000	201,500
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31		200,000	277,278
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24		120,000	120,150
Freedom Mortgage Corp. 144A sr. unsec. notes 6.625%, 1/15/27		90,000	83,592
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)		75,000	76,500
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)		150,000	149,250
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.75%, 2/1/24		210,000	210,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26		237,000	243,636
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.25%, 5/15/27		55,000	55,396
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29		136,000	129,274
International Lease Finance Corp. sr. unsec. unsub. notes 5.875%, 8/15/22		20,000	20,519
Intesa Sanpaolo SpA 144A company guaranty jr. unsec. sub. FRB 7.70%, perpetual maturity (Italy)		200,000	219,500
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R		205,000	208,588
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R		347,000	351,338
Itau Unibanco Holding SA/Cayman Islands 144A unsec. sub. FRB 3.875%, 4/15/31 (Brazil)		2,050,000	1,940,961
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R		379,000	370,912
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R		55,000	55,275
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R		250,000	244,375
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31		175,000	169,223
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28		203,000	198,424

40 Premier Income Trust

CORPORATE BONDS AND NOTES (20.0%)* cont.		Principal amount	Value
Financials cont.
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/15/30		$75,000	$70,345
OneMain Finance Corp. company guaranty sr. unsec. notes 8.875%, 6/1/25		105,000	111,448
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29		448,000	454,877
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25		240,000	238,200
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26		235,000	238,525
Provident Funding Associates LP/PFG Finance Corp. 144A sr. unsec. notes 6.375%, 6/15/25		525,000	535,500
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R		88,000	92,737
Stichting AK Rabobank Certificaten jr. unsec. sub. FRN 6.50%, perpetual maturity (Netherlands)	EUR	252,125	365,746
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 11.125%, 4/1/23		$147,000	147,551
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%, 10/17/22 (Russia)		3,280,000	3,271,800
			14,752,680
Health care (1.6%)
Bausch Health Cos., Inc. 144A company guaranty sr. notes 6.125%, 2/1/27		116,000	115,855
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/30/29		235,000	211,500
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.25%, 2/15/29		180,000	152,325
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/15/29		100,000	80,500
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28		140,000	132,698
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30		120,000	116,460
Centene Corp. sr. unsec. notes 4.625%, 12/15/29		560,000	581,000
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31		125,000	120,000
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29		120,000	115,800
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29		25,000	25,406
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27		100,000	100,750
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28		235,000	222,800
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.90%, 8/28/28		290,000	316,100
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc. 144A company guaranty sr. notes 6.125%, 4/1/29 (Luxembourg)		105,000	99,488
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25		125,000	125,064
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29		155,000	165,112
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26		540,000	585,900
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30		125,000	124,424

Premier Income Trust 41

CORPORATE BONDS AND NOTES (20.0%)* cont.		Principal amount	Value
Health care cont.
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)		$200,000	$197,470
Laboratoire Eimer Selarl company guaranty sr. unsec. notes Ser. REGS, 5.00%, 2/1/29 (France)	EUR	250,000	276,073
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)		$235,000	223,838
Option Care Health, Inc. 144A company guaranty sr. unsec. notes 4.375%, 10/31/29		50,000	48,716
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28		270,000	265,685
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29		130,000	126,286
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29		350,000	366,625
Service Corp. International sr. unsec. notes 3.375%, 8/15/30		95,000	88,688
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31		90,000	87,153
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24		272,000	273,083
Tenet Healthcare Corp. 144A company guaranty notes 6.25%, 2/1/27		63,000	64,462
Tenet Healthcare Corp. 144A company guaranty sr. notes 7.50%, 4/1/25		65,000	67,715
Tenet Healthcare Corp. 144A company guaranty sr. notes 5.125%, 11/1/27		525,000	526,160
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26		555,000	557,509
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.25%, 6/1/29		210,000	202,460
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 5.125%, 5/9/29 (Israel)		275,000	266,750
			7,029,855
Technology (0.5%)
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28		80,000	75,543
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28		80,000	77,700
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26		40,000	40,510
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29		182,000	170,625
Diebold Nixdorf, Inc. 144A company guaranty sr. notes 9.375%, 7/15/25		119,000	124,995
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29		290,000	282,161
Microchip Technology, Inc. company guaranty sr. unsec. notes 4.25%, 9/1/25		257,000	264,774
Plantronics, Inc. 144A company guaranty sr. unsec. notes 4.75%, 3/1/29		316,000	286,770
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A company guaranty sr. notes 5.75%, 6/1/25		105,000	108,151
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29		195,000	185,738
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31		140,000	134,050
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29		260,000	249,447
Western Digital Corp. company guaranty sr. unsec. notes 4.75%, 2/15/26		94,000	98,645
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29		285,000	268,256
			2,367,365

42 Premier Income Trust

CORPORATE BONDS AND NOTES (20.0%)* cont.	Principal amount	Value
Transportation (0.3%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	$260,000	$266,175
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	260,000	266,175
Delta Air Lines Inc/SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28	375,000	400,285
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	100,000	98,947
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	100,000	99,260
		1,130,842
Utilities and power (0.6%)
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	122,000	111,612
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	67,000	66,864
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	100,000	97,337
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	62,000	63,116
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	380,000	371,412
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	25,000	23,672
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	41,000	38,745
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27	19,000	19,641
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	385,000	394,908
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	185,000	173,946
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	109,000	112,161
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	240,000	240,175
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	65,000	65,302
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	115,000	118,978
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.625%, 2/15/27	152,000	155,045
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.50%, 9/1/26	369,000	376,380
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	165,000	166,304
		2,595,598
Total corporate bonds and notes (cost $89,854,350)		$89,413,437

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (9.5%)*	Principal amount	Value
Bahrain (Kingdom of) 144A sr. unsec. notes 7.375%, 5/14/30 (Bahrain)	$2,130,000	$2,297,667
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)	690,000	677,063
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.875%, 1/30/60 (Dominican Republic)	1,325,000	1,199,125
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)	715,000	805,269
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%, 7/19/28 (Dominican Republic)	1,350,000	1,471,514

Premier Income Trust 43

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (9.5%)* cont.		Principal amount	Value
Dominican (Republic of) 144A sr. unsec. notes 4.50%, 1/30/30 (Dominican Republic)		$230,000	$225,632
Dominican (Republic of) 144A sr. unsec. unsub. bonds 5.50%, 1/27/25 (Dominican Republic)		1,650,000	1,763,438
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.125%, 1/18/26 (Ghana)		2,620,000	2,354,725
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 1/8/26 (Indonesia)		2,370,000	2,601,075
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.125%, 1/15/25 (Indonesia)		760,000	808,440
Indonesia (Republic of) 144A sr. unsec. notes 4.75%, 1/8/26 (Indonesia)		300,000	329,252
Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6.625%, 2/17/37 (Indonesia)		640,000	839,962
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)		1,265,000	1,377,257
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%, 4/15/23 (Indonesia)		1,355,000	1,388,872
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Ivory Coast)		4,755,000	4,861,988
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.75%, 12/31/32 (Ivory Coast)		1,353,307	1,344,849
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%, 3/3/28 (Ivory Coast)		630,000	673,313
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Ivory Coast)		300,000	310,125
Ivory Coast (Republic of) 144A sr. unsec. unsub. bonds 5.25%, 3/22/30 (Ivory Coast)	EUR	760,000	852,627
Jamaica (Government of) sr. unsec. unsub. bonds 8.00%, 3/15/39 (Jamaica)		$127,000	175,261
Kenya (Republic of) sr. unsec. notes Ser. REGS, 7.00%, 5/22/27 (Kenya)		1,000,000	1,027,713
Kenya (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 6/24/24 (Kenya)		760,000	805,592
Mongolia (Government of) sr. unsec. notes Ser. REGS, 5.125%, 4/7/26 (Mongolia)		670,000	679,202
Senegal (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.75%, 3/13/48 (Senegal)		3,900,000	3,646,500
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)		3,605,000	3,627,531
Senegal (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 3/13/28 (Senegal)	EUR	140,000	156,808
Tunisia (Central Bank of) sr. unsec. unsub. notes Ser. REGS, 5.75%, 1/30/25 (Tunisia)		$1,680,000	1,297,800
Turkey (Republic of) sr. unsec. unsub. notes 6.35%, 8/10/24 (Turkey)		940,000	944,380
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)		2,230,000	2,096,468
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela) (In default) †		1,652,000	90,860
Vietnam (Socialist Republic of) sr. unsec. notes Ser. REGS, 4.80%, 11/19/24 (Vietnam)		1,720,000	1,837,694
Total foreign government and agency bonds and notes (cost $42,726,141)			$42,568,002

44 Premier Income Trust

CONVERTIBLE BONDS AND NOTES (5.8%)*	Principal amount	Value
Capital goods (0.1%)
John Bean Technologies Corp. 144A cv. sr. unsec. notes 0.25%, 5/15/26	$235,000	$239,405
Middleby Corp. (The) cv. sr. unsec. notes 1.00%, 9/1/25	182,000	276,832
		516,237
Communication services (0.4%)
Cable One, Inc. 144A company guaranty cv. sr. unsec. notes 1.125%, 3/15/28	438,000	405,807
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	796,000	740,908
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	84,000	115,080
Liberty Media Corp. cv. sr. unsec. unsub. bonds 0.50%, 12/1/50	175,000	235,099
Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds 2.75%, 12/1/49	415,000	425,339
		1,922,233
Consumer cyclicals (1.1%)
Alarm.com Holdings, Inc. sr. unsec. notes zero %, 1/15/26	139,000	120,784
Block, Inc. cv. sr. unsec. sub. notes 0.25%, 11/1/27	217,000	202,095
Block, Inc. cv. sr. unsec. sub. notes zero %, 5/1/26	177,000	165,663
Booking Holdings, Inc. cv. sr. unsec. notes 0.75%, 5/1/25	271,000	404,638
Burlington Stores, Inc. cv. sr. unsec. notes 2.25%, 4/15/25	196,000	255,455
DraftKings, Inc. 144A cv. sr. unsec. unsub. notes zero %, 3/15/28	182,000	138,498
Expedia Group, Inc. 144A company guaranty cv. sr. unsec. unsub. notes zero %, 2/15/26	380,000	443,956
Ford Motor Co. 144A cv. sr. unsec. notes zero %, 3/15/26	523,000	709,499
Live Nation Entertainment, Inc. cv. sr. unsec. notes 2.50%, 3/15/23	335,000	558,748
National Vision Holdings, Inc. cv. sr. unsec. sub. notes 2.50%, 5/15/25	81,000	120,083
NCL Corp, Ltd. cv. company guaranty sr. unsec. notes 5.375%, 8/1/25	81,000	115,673
NCL Corp, Ltd. 144A cv. sr. unsec. notes 1.125%, 2/15/27	172,000	163,546
Royal Caribbean Cruises, Ltd. cv. sr. unsec. notes 2.875%, 11/15/23	484,000	574,011
Shift4 Payments, Inc. 144A cv. sr. unsec. sub. notes zero %, 12/15/25	241,000	241,926
Vail Resorts, Inc. cv. sr. unsec. sub. notes zero %, 1/1/26	375,000	375,690
Winnebago Industries, Inc. cv. sr. unsec. notes 1.50%, 4/1/25	165,000	196,481
		4,786,746
Consumer staples (0.5%)
Airbnb, Inc. 144A cv. sr. unsec. sub. notes zero %, 3/15/26	312,000	296,402
Beauty Health Co. (The) 144A cv. sr. unsec. sub. notes 1.25%, 10/1/26	185,000	154,198
Cheesecake Factory, Inc. (The) cv. sr. unsec. sub. notes 0.375%, 6/15/26	236,000	207,893
Chegg, Inc. cv. sr. unsec. notes zero %, 9/1/26	247,000	199,260
Etsy, Inc. 144A cv. sr. unsec. notes 0.25%, 6/15/28	400,000	395,000
Lyft, Inc. cv. sr. unsec. notes 1.50%, 5/15/25	155,000	194,499
Shake Shack, Inc. 144A cv. sr. unsec. notes zero %, 3/1/28	250,000	206,771
Uber Technologies, Inc. cv. sr. unsec. notes zero %, 12/15/25	202,000	189,162
Wayfair, Inc. cv. sr. unsec. notes 0.625%, 10/1/25	419,000	367,186
Zillow Group, Inc. cv. sr. unsec. notes 2.75%, 5/15/25	90,000	104,091
		2,314,462

Premier Income Trust 45

CONVERTIBLE BONDS AND NOTES (5.8%)* cont.	Principal amount	Value
Energy (0.4%)
Enphase Energy, Inc. 144A cv. sr. unsec. notes zero %, 3/1/28	$359,000	$327,629
Pioneer Natural Resources Co. cv. sr. unsec. notes 0.25%, 5/15/25	345,000	715,228
SolarEdge Technologies, Inc. cv. sr. unsec. notes zero %, 9/15/25 (Israel)	160,000	186,424
Sunrun, Inc. 144A cv. sr. unsec. notes zero %, 2/1/26	199,000	148,753
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes 0.50%, 1/30/23	215,000	198,150
		1,576,184
Financials (0.2%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes 4.75%, 3/15/23 R	238,000	243,712
JPMorgan Chase Financial Co., LLC cv. company guaranty sr. unsec. notes 0.25%, 5/1/23	240,000	267,503
SoFi Technologies, Inc. 144A cv. sr. unsec. notes zero %, 10/15/26	176,000	163,305
		674,520
Health care (0.8%)
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes 1.25%, 5/15/27	144,000	153,761
DexCom, Inc. cv. sr. unsec. unsub. notes 0.25%, 11/15/25	360,000	382,790
Exact Sciences Corp. cv. sr. unsec. sub. notes 0.375%, 3/1/28	542,000	517,813
Guardant Health, Inc. cv. sr. unsec. sub. notes zero %, 11/15/27	272,000	231,173
Halozyme Therapeutics, Inc. 144A cv. sr. unsec. notes 0.25%, 3/1/27	331,000	285,345
Insulet Corp. cv. sr. unsec. notes 0.375%, 9/1/26	128,000	162,624
Ironwood Pharmaceuticals, Inc. cv. sr. unsec. notes 1.50%, 6/15/26	171,000	189,351
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub. notes 1.50%, 8/15/24 (Ireland)	336,000	341,670
NeoGenomics, Inc. cv. sr. unsec. notes 0.25%, 1/15/28	255,000	189,184
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24	92,000	110,698
Omnicell, Inc. cv. sr. unsec. notes 0.25%, 9/15/25	160,000	257,029
Pacira Pharmaceuticals, Inc. cv. sr. unsec. sub. notes 0.75%, 8/1/25	300,000	341,557
Tandem Diabetes Care, Inc. 144A cv. sr. unsec. notes 1.50%, 5/1/25	118,000	149,624
Teladoc Health, Inc. cv. sr. unsec. sub. notes 1.25%, 6/1/27	187,000	166,243
		3,478,862
Technology (2.0%)
3D Systems Corp. 144A cv. sr. unsec. notes zero %, 11/15/26	128,000	112,955
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27	379,000	433,197
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25	206,000	264,298
Avalara, Inc. 144A cv. sr. unsec. notes 0.25%, 8/1/26	186,000	164,913
Bentley Systems, Inc. 144A cv. sr. unsec. sub. notes 0.375%, 7/1/27	351,000	300,983
Bill.com Holdings, Inc. 144A cv. sr. unsec. unsub. notes zero %, 4/1/27	233,000	209,878
Blackline, Inc. 144A cv. sr. unsec. notes zero %, 3/15/26	233,000	205,961
Box, Inc. sr. unsec. notes zero %, 1/15/26	293,000	349,020
Ceridian HCM Holding, Inc. 144A cv. sr. unsec. notes 0.25%, 3/15/26	208,000	190,593
Coupa Software, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	348,000	310,138
CyberArk Software, Ltd. cv. sr. unsec. notes zero %, 11/15/24 (Israel)	199,000	221,001
Datadog, Inc. cv. sr. unsec. notes 0.125%, 6/15/25	72,000	123,301
DigitalOcean Holdings, Inc. 144A cv. sr. unsec. notes zero %, 12/1/26	131,000	105,938

46 Premier Income Trust

CONVERTIBLE BONDS AND NOTES (5.8%)* cont.	Principal amount	Value
Technology cont.
Envestnet, Inc. 144A cv. company guaranty sr. unsec. notes 0.75%, 8/15/25	$206,000	$198,495
Everbridge, Inc. 144A cv. sr. unsec. notes zero %, 3/15/26	265,000	216,505
Five9, Inc. cv. sr. unsec. notes 0.50%, 6/1/25	104,000	121,568
Guidewire Software, Inc. cv. sr. unsec. sub. notes 1.25%, 3/15/25	236,000	256,622
Impinj, Inc. 144A cv. sr. unsec. notes 1.125%, 5/15/27	128,000	134,852
Lumentum Holdings, Inc. cv. sr. unsec. notes 0.50%, 12/15/26	304,000	364,878
Okta, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	433,000	482,051
ON Semiconductor Corp. 144A cv. sr. unsec. notes zero %, 5/1/27	249,000	332,445
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	192,000	339,439
Pegasystems, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/25	159,000	160,313
Perficient, Inc. 144A cv. sr. unsec. notes 0.125%, 11/15/26	78,000	68,588
Rapid7, Inc. 144A cv. sr. unsec. notes 0.25%, 3/15/27	228,000	258,828
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/1/25	269,000	245,964
Silicon Laboratories, Inc. cv. sr. unsec. notes 0.625%, 6/15/25	168,000	246,817
Snap, Inc. 144A cv. sr. unsec. notes zero %, 5/1/27	297,000	254,846
Splunk, Inc. cv. sr. unsec. notes 1.125%, 6/15/27	666,000	604,757
Twitter, Inc. 144A cv. sr. unsec. sub. notes zero %, 3/15/26	589,000	521,265
Unity Software, Inc. 144A cv. sr. unsec. notes zero %, 11/15/26	170,000	142,205
Viavi Solutions, Inc. cv. sr. unsec. unsub. notes 1.00%, 3/1/24	109,000	144,289
Zendesk, Inc. cv. sr. unsec. notes 0.625%, 6/15/25	190,000	219,260
Ziff Davis, Inc. 144A cv. sr. unsec. notes 1.75%, 11/1/26	157,000	187,772
Zscaler, Inc. cv. sr. unsec. notes 0.125%, 7/1/25	115,000	207,723
		8,701,658
Transportation (0.2%)
American Airlines Group, Inc. cv. company guaranty notes 6.50%, 7/1/25	205,000	271,008
JetBlue Airways Corp. 144A cv. sr. unsec. notes 0.50%, 4/1/26	329,000	314,761
Southwest Airlines Co. cv. sr. unsec. notes 1.25%, 5/1/25	380,000	517,759
		1,103,528
Utilities and power (0.1%)
NextEra Energy Partners LP 144A company guaranty cv. sr. unsec. notes zero %, 11/15/25	324,000	335,678
NRG Energy, Inc. cv. company guaranty sr. unsec. bonds 2.75%, 6/1/48	287,000	325,103
		660,781
Total convertible bonds and notes (cost $25,641,249)		$25,735,211

SENIOR LOANS (3.0%)*c	Principal amount	Value
Basic materials (0.2%)
Klockner-Pentaplast of America, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.25%, 2/4/26	$69,475	$69,041
PQ Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.25%, 6/9/28	44,775	44,747
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.105%, 10/1/25	376,935	374,202
TAMKO Building Products, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.091%, 5/3/26	561,210	557,467
		1,045,457

Premier Income Trust 47

SENIOR LOANS (3.0%)*c cont.	Principal amount	Value
Capital goods (0.5%)
Adient US, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.605%, 4/1/28	$174,125	$174,017
American Axle and Manufacturing, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.25%), 3.00%, 4/6/24	50,049	49,852
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.356%, 4/3/24	774,817	766,945
Filtration Group Corp. bank term loan FRN (1 Month US LIBOR + 3.50%), 4.00%, 10/19/28	24,938	24,886
GFL Environmental, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.00%), 3.50%, 5/31/25	433,189	433,249
Staples, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 5.00%), 5.317%, 4/9/26	191,159	182,199
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.354%, 3/28/25	488,937	481,911
TK Elevator US Newco, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.004%, 7/31/27	103,694	103,694
		2,216,753
Communication services (0.1%)
Altice US Finance I Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.25%), 2.356%, 1/15/26	394,824	388,408
Asurion, LLC bank term loan FRN Ser. B9, (BBA LIBOR USD 3 Month + 3.25%), 3.355%, 7/31/27	69,649	69,162
DIRECTV Financing, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.00%), 5.75%, 7/22/27	171,063	171,170
Intelsat Jackson Holdings SA bank term loan FRN Ser. B3, (BBA LIBOR USD 3 Month + 3.75%), 8.00%, 11/27/23	2,103	2,096
		630,836
Consumer cyclicals (0.8%)
AppleCaramel Buyer, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 3.00%), 6.25%, 10/19/27	469,731	469,303
Cengage Learning, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.75%), 5.75%, 6/29/26	374,063	374,912
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.799%, 8/21/26	502,484	495,073
Cornerstone Building Brands, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 4/12/28	330,558	329,421
CPG International, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 5/5/24	219,490	219,307
Diamond Sports Group, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.36%, 8/24/26	210,163	85,204
Fertitta Entertainment, LLC/NV bank term loan FRN Ser. B, (1 Month US LIBOR + 2.50%), 3.25%, 10/4/23	188,954	189,623
Garda World Security Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.25%), 4.36%, 10/30/26	182,072	182,338
iHeartCommunications, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.105%, 5/1/26	97,581	97,024
Nexstar Broadcasting, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.606%, 6/19/26	276,079	275,043
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 8.00%), 9.00%, 2/28/26	220,000	170,500

48 Premier Income Trust

SENIOR LOANS (3.0%)*c cont.	Principal amount	Value
Consumer cyclicals cont.
Scientific Games International, Inc. bank term loan FRN Ser. B5, (BBA LIBOR USD 3 Month + 2.75%), 2.855%, 8/14/24	$136,456	$136,004
Terrier Media Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 3.605%, 12/17/26	266,859	264,783
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 5.00%, 7/24/24	409,169	409,169
		3,697,704
Consumer staples (0.2%)
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 5.25%, 6/21/24	577,515	565,364
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.25%, 12/15/27	89,100	89,100
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.75%, 2/5/25	218,750	218,135
		872,599
Energy (0.1%)
CQP Holdco LP bank term loan FRN (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 6/4/28	208,950	208,572
Southwestern Energy Co. bank term loan FRN Ser. B, (CME TERM SOFR 3 Month PLUS CSA + 2.50%), 3.00%, 6/8/27	145,000	145,091
		353,663
Financials (0.1%)
Forest City Enterprises LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.605%, 12/7/25	222,171	220,474
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 4/25/25	98,010	97,782
		318,256
Health care (0.4%)
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 1.75%), 1.852%, 2/4/27	137,319	135,087
Enterprise Merger Sub, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.75%), 3.855%, 10/10/25	227,074	175,394
Global Medical Response, Inc. bank term loan FRN (1 Month US LIBOR + 4.25%), 4.459%, 10/2/25	514,800	514,481
Jazz Financing Lux Sarl bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 5/31/28	287,555	287,520
One Call Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 5.50%), 6.25%, 4/22/27	303,475	302,728
Ortho-Clinical Diagnostics, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.00%), 3.278%, 6/30/25	148,842	148,719
Quorum Health Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.75%), 8.748%, 4/29/25	196,163	187,499
		1,751,428
Technology (0.5%)
Arches Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 12/6/27	406,917	403,939
Boxer Parent Co., Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 3.974%, 10/2/25	400,366	398,748
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 7/30/27	202,438	201,840

Premier Income Trust 49

SENIOR LOANS (3.0%)*c cont.	Principal amount	Value
Technology cont.
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 12/1/27	$400,950	$400,701
Plantronics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 2.605%, 7/2/25	338,593	332,197
Polaris Newco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/3/28	204,488	204,324
Rocket Software, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 4.75%, 11/28/25	134,325	134,325
UKG, Inc. bank term loan FRN (1 Month US LIBOR + 5.25%), 5.75%, 5/3/27	265,000	266,876
		2,342,950
Transportation (0.1%)
American Airlines, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.50%, 4/20/28	120,000	124,384
United Airlines, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 4/21/28	253,088	252,981
		377,365
Total senior loans (cost $13,780,288)		$13,607,011

PURCHASED SWAP OPTIONS OUTSTANDING (2.3%)*
Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/ Contract amount	Value
Bank of America N.A.
0.485/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.485		$49,147,400	$27,031
Goldman Sachs International
2.988/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		7,048,900	736,822
(2.988)/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		7,048,900	240,297
JPMorgan Chase Bank N.A.
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		6,980,300	648,260
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		6,980,300	633,183
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		6,980,300	256,247
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		6,980,300	249,476
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00		6,990,700	1,636,242
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		6,990,700	1,613,454
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75		6,990,700	1,388,703
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		8,725,000	567,998
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		8,725,000	243,253
NatWest Markets PLC
(0.52)/Sterling Overnight Index Average/Sep-23 (United Kingdom)	Sep-22/0.52	GBP	92,703,900	1,261,736
UBS AG
(0.153)/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	13,220,400	472,011
0.153/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	13,220,400	189,517
Total purchased swap options outstanding (cost $6,634,110)				$10,164,230

50 Premier Income Trust

ASSET-BACKED SECURITIES (0.7%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$1,314,000	$1,314,000
Cascade Funding Mortgage Trust, LLC 144A Ser. 20-HB4, Class M4, 4.948%, 12/26/30 W	595,000	588,647
Finance of America HECM Buyout 144A Ser. 21-HB1, Class M4, 6.414%, 2/25/31 W	1,000,000	1,012,200
Total asset-backed securities (cost $2,908,999)		$2,914,847

COMMON STOCKS (0.1%)*	Shares	Value
iHeartMedia, Inc. Class A †	15,096	$304,184
MWO Holdings, LLC (Units) F	169	431
Oasis Petroleum, Inc.	854	115,657
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	21,073	27,395
Tribune Media Co. Class 1C	92,963	930
Total common stocks (cost $527,619)		$448,597

PURCHASED OPTIONS OUTSTANDING (0.1%)* Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed Securities 30 yr 3.00% TBA commitments (Call)	Feb-22/$101.63	$51,093,760	$50,000,000	$307,350
Total purchased options outstanding (cost $171,797)				$307,350

SHORT-TERM INVESTMENTS (18.1%)*		Principal amount/ shares	Value
Atlantic Asset Securitization, LLC asset backed commercial paper 0.130%, 3/3/22		$2,000,000	$1,999,788
ING (U.S.) Funding, LLC commercial paper 0.140%, 3/21/22		1,750,000	1,749,688
Interest in $485,000,000 joint tri-party repurchase agreement dated 1/31/2022 with Citigroup Global Markets, Inc. due 2/1/2022 — maturity value of $14,086,023 for an effective yield of 0.060% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 2.500% to 4.000% and due dates ranging from 12/20/2051 to 1/20/2052, valued at $494,721,690)		14,086,000	14,086,000
Nationwide Building Society commercial paper 0.105%, 2/24/22		2,000,000	1,999,847
Societe Generale SA commercial paper 0.190%, 3/3/22		2,000,000	1,999,859
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	197,000	197,000
TotalEnergies Capital Canada, Ltd. commercial paper 0.100%, 2/28/22		$2,000,000	1,999,849
U.S. Treasury Bills 0.055%, 5/19/22 # ∆ § Φ		2,000,000	1,998,408
U.S. Treasury Bills 0.054%, 4/7/22 # ∆		10,341,000	10,338,409
U.S. Treasury Bills 0.048%, 3/24/22 ∆		4,500,000	4,499,506
U.S. Treasury Bills 0.046%, 2/17/22 ∆		928,000	927,988
U.S. Treasury Bills 0.044%, 3/3/22 ∆		3,200,000	3,199,907
U.S. Treasury Bills 0.043%, 2/24/22 ∆		6,400,000	6,399,856
U.S. Treasury Bills 0.041%, 3/17/22 # ∆		10,700,000	10,699,585
U.S. Treasury Bills 0.041%, 2/10/22 # ∆		4,900,000	4,899,960
U.S. Treasury Bills 0.040%, 4/21/22 ∆ § Φ		5,100,000	5,098,139

Premier Income Trust 51

SHORT-TERM INVESTMENTS (18.1%)* cont.	Principal amount/ shares	Value
U.S. Treasury Bills 0.040%, 3/10/22 ∆	$500,000	$499,983
U.S. Treasury Bills 0.040%, 2/3/22 # ∆	6,200,000	6,199,988
Victory Receivables Corp. asset backed commercial paper 0.160%, 3/18/22	2,000,000	1,999,558
Total short-term investments (cost $80,797,494)		$80,793,318

TOTAL INVESTMENTS
Total investments (cost $820,522,330)	$790,467,547

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD/$	United States Dollar

Key to holding’s abbreviations
bp	Basis Points
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2021 through January 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $446,549,520.

52 Premier Income Trust

†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $1,922,683 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $31,635,496 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $118,945 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $2,720,429 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $400,043,938 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	90.7%	Canada	0.6%
Indonesia	1.2	Brazil	0.6
Ivory Coast	1.0	United Kingdom	0.5
Senegal	0.9	Other	3.7
Dominican Republic	0.8	Total	100.0%

Premier Income Trust 53

FORWARD CURRENCY CONTRACTS at 1/31/22 (aggregate face value $287,097,606) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Buy	3/16/22	$1,552,830	$1,534,927	$17,903
	Canadian Dollar	Buy	4/20/22	755,802	755,286	516
	Euro	Buy	3/16/22	3,169,829	3,203,990	(34,161)
	Japanese Yen	Buy	2/16/22	8,583,186	8,675,733	(92,547)
	Japanese Yen	Sell	2/16/22	8,583,186	8,556,037	(27,149)
	New Zealand Dollar	Buy	4/20/22	7,228	7,472	(244)
	Norwegian Krone	Sell	3/16/22	4,730	4,676	(54)
	Swedish Krona	Sell	3/16/22	2,843	2,841	(2)
	Swiss Franc	Buy	3/16/22	449,126	453,650	(4,524)
Barclays Bank PLC
	British Pound	Buy	3/16/22	85,917	99,686	(13,769)
	Euro	Sell	3/16/22	4,043,446	4,086,202	42,756
	Japanese Yen	Buy	2/16/22	4,056,687	4,107,151	(50,464)
	Japanese Yen	Sell	2/16/22	4,056,687	4,043,804	(12,883)
	Swedish Krona	Sell	3/16/22	110,763	113,455	2,692
	Swiss Franc	Buy	3/16/22	2,608,324	2,635,489	(27,165)
Citibank, N.A.
	British Pound	Sell	3/16/22	2,143,091	2,122,432	(20,659)
	Chilean Peso	Buy	4/20/22	169,910	165,315	4,595
	Euro	Sell	3/16/22	1,110,997	1,122,696	11,699
	Japanese Yen	Buy	2/16/22	3,522,392	3,566,516	(44,124)
	Japanese Yen	Sell	2/16/22	3,522,392	3,511,228	(11,164)
	Swedish Krona	Sell	3/16/22	363,498	375,531	12,033
	Swiss Franc	Sell	3/16/22	1,081,598	1,092,449	10,851
Credit Suisse International
	British Pound	Sell	3/16/22	1,644,260	1,628,167	(16,093)
	Euro	Sell	3/16/22	1,457,453	1,472,843	15,390
Goldman Sachs International
	Brazilian Real	Buy	4/4/22	172,192	165,633	6,559
	British Pound	Sell	3/16/22	241,079	224,122	(16,957)
	Canadian Dollar	Buy	4/20/22	5,113	5,113	—
	Euro	Sell	3/16/22	3,823,608	3,864,719	41,111
	Japanese Yen	Buy	2/16/22	6,283,941	6,354,347	(70,406)
	Japanese Yen	Sell	2/16/22	6,283,941	6,328,736	44,795
	Norwegian Krone	Sell	3/16/22	367,773	364,455	(3,318)
	Polish Zloty	Buy	3/16/22	620,572	621,780	(1,208)
	Swedish Krona	Sell	3/16/22	205,003	211,846	6,843
	Swiss Franc	Buy	3/16/22	4,254,975	4,299,219	(44,244)
HSBC Bank USA, National Association
	British Pound	Sell	3/16/22	3,129,728	3,099,589	(30,139)
	Euro	Buy	3/16/22	6,623,254	6,693,225	(69,971)
	Japanese Yen	Buy	2/16/22	5,396,441	5,462,098	(65,657)
	Japanese Yen	Sell	2/16/22	5,396,441	5,379,363	(17,078)
	Swedish Krona	Buy	3/16/22	7,682	7,938	(256)
	Swiss Franc	Buy	3/16/22	39,327	39,735	(408)

54 Premier Income Trust

FORWARD CURRENCY CONTRACTS at 1/31/22 (aggregate face value $287,097,606) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	4/20/22	$4,881	$5,007	$126
	British Pound	Buy	3/16/22	1,216,287	1,204,376	11,911
	Canadian Dollar	Sell	4/20/22	41,609	42,252	643
	Euro	Buy	3/16/22	9,618,562	9,721,161	(102,599)
	Japanese Yen	Buy	2/16/22	4,300,609	4,287,125	13,484
	Japanese Yen	Sell	2/16/22	4,300,609	4,354,375	53,766
	Norwegian Krone	Sell	3/16/22	26,324	26,322	(2)
	Swedish Krona	Sell	3/16/22	7,049	7,194	145
	Swiss Franc	Sell	3/16/22	874,375	883,432	9,057
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	4/20/22	2,476	2,508	(32)
	British Pound	Sell	3/16/22	2,871,439	2,830,110	(41,329)
	Canadian Dollar	Sell	4/20/22	28,552	28,718	166
	Euro	Buy	3/16/22	2,309,593	2,334,461	(24,868)
	Japanese Yen	Buy	2/16/22	2,399,448	2,428,544	(29,096)
	Japanese Yen	Sell	2/16/22	2,399,448	2,433,685	34,237
	New Zealand Dollar	Sell	4/20/22	4,099,852	4,253,446	153,594
	Norwegian Krone	Sell	3/16/22	351,438	343,344	(8,094)
	Swedish Krona	Sell	3/16/22	629,612	646,617	17,005
	Swiss Franc	Sell	3/16/22	3,427,166	3,470,784	43,618
NatWest Markets PLC
	British Pound	Buy	3/16/22	1,842,582	1,822,027	20,555
	Euro	Sell	3/16/22	8,626,985	8,724,177	97,192
	Japanese Yen	Buy	2/16/22	933,656	930,698	2,958
	Japanese Yen	Sell	2/16/22	933,656	942,591	8,935
	Norwegian Krone	Buy	3/16/22	1,831	1,791	40
	Swiss Franc	Buy	3/16/22	1,157,766	1,169,822	(12,056)
State Street Bank and Trust Co.
	Australian Dollar	Sell	4/20/22	4,323,515	4,378,383	54,868
	British Pound	Sell	3/16/22	2,995,138	2,967,975	(27,163)
	Canadian Dollar	Sell	4/20/22	71,891	72,155	264
	Euro	Sell	3/16/22	15,221,452	15,395,625	174,173
	Japanese Yen	Buy	2/16/22	26,958,643	26,894,597	64,046
	Japanese Yen	Sell	2/16/22	26,958,643	27,298,012	339,369
	Mexican Peso	Buy	4/20/22	465,139	471,018	(5,879)
	New Zealand Dollar	Sell	4/20/22	21,157	21,578	421
	Norwegian Krone	Sell	3/16/22	982,913	963,206	(19,707)
	Swedish Krona	Sell	3/16/22	3,291,286	3,398,302	107,016
	Swiss Franc	Buy	3/16/22	8,225,047	8,311,230	(86,183)
Toronto-Dominion Bank
	British Pound	Sell	3/16/22	741,120	719,253	(21,867)
	Canadian Dollar	Sell	4/20/22	6,461,322	6,448,972	(12,350)
	Euro	Sell	3/16/22	3,958,322	4,012,901	54,579
	Japanese Yen	Buy	2/16/22	4,894,676	4,955,568	(60,892)

Premier Income Trust 55

FORWARD CURRENCY CONTRACTS at 1/31/22 (aggregate face value $287,097,606) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Toronto-Dominion Bank cont.
	Japanese Yen	Sell	2/16/22	$4,894,676	$4,926,600	$31,924
	Norwegian Krone	Sell	3/16/22	748,984	737,228	(11,756)
	Swedish Krona	Sell	3/16/22	281,241	290,562	9,321
UBS AG
	Australian Dollar	Sell	4/20/22	7,427	7,454	27
	British Pound	Buy	3/16/22	1,355,314	1,341,885	13,429
	Canadian Dollar	Sell	4/20/22	19,349	19,533	184
	Czech Koruna	Buy	3/16/22	607,078	612,716	(5,638)
	Euro	Buy	3/16/22	4,859,602	4,911,455	(51,853)
	Japanese Yen	Buy	2/16/22	12,668,532	12,909,788	(241,256)
	Norwegian Krone	Buy	3/16/22	6,786	6,689	97
	Swedish Krona	Sell	3/16/22	15,428	16,015	587
	Swiss Franc	Buy	3/16/22	1,058,909	1,069,906	(10,997)
WestPac Banking Corp.
	British Pound	Buy	3/16/22	2,120,368	2,099,910	20,458
	Euro	Sell	3/16/22	1,640,970	1,658,589	17,619
	Japanese Yen	Buy	2/16/22	411,356	410,049	1,307
	Japanese Yen	Sell	2/16/22	411,356	416,391	5,035
Unrealized appreciation						1,579,899
Unrealized (depreciation)						(1,448,261)
Total						$131,638
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 1/31/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation
U.S. Treasury Note 2 yr (Short)	1,615	$349,899,844	$349,899,844	Mar-22	$2,760,559
U.S. Treasury Note Ultra 10 yr (Short)	276	39,420,563	39,420,563	Mar-22	322,817
Unrealized appreciation					3,083,376
Unrealized (depreciation)					—
Total					$3,083,376

WRITTEN SWAP OPTIONS OUTSTANDING at 1/31/22 (premiums $15,412,838) (Unaudited)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Notional/Contract amount	Value
Bank of America N.A.
0.985/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.985	$49,147,400	$517,031
Citibank, N.A.
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865	8,485,700	431,158
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865	8,485,700	613,771
2.395/3 month USD-LIBOR-BBA/Nov-33	Nov-23/2.395	37,040,800	934,910

56 Premier Income Trust

WRITTEN SWAP OPTIONS OUTSTANDING at 1/31/22 (premiums $15,412,838) (Unaudited) cont.
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/Contract amount	Value
Goldman Sachs International
1.448/Sterling Overnight Index Average/Feb-39	Feb-29/1.448	GBP	4,577,200	$305,085
(1.448)/Sterling Overnight Index Average/Feb-39	Feb-29/1.448	GBP	4,577,200	493,147
JPMorgan Chase Bank N.A.
(0.968)/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		$3,624,700	53,247
(1.07)/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		5,786,700	78,063
1.667/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	10,069,900	245,040
3.229/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		$26,351,000	254,024
1.07/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		5,786,700	324,807
0.968/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		3,624,700	396,433
(1.667)/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	10,069,900	1,266,720
(3.229)/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		$26,351,000	3,111,527
Morgan Stanley & Co. International PLC
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		8,725,000	70,934
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		3,620,600	88,668
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		3,620,600	91,022
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		3,620,600	370,858
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		3,620,600	380,308
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		8,725,000	415,659
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75		6,990,700	1,268,672
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00		6,990,700	1,465,391
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00		6,990,700	1,518,799
NatWest Markets PLC
0.84/Sterling Overnight Index Average/Sep-23	Sep-22/0.84	GBP	92,703,900	891,444
0.68/Sterling Overnight Index Average/Sep-23	Sep-22/0.68	GBP	92,703,900	1,073,473
Toronto-Dominion Bank
(1.17)/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17		$529,000	24,403
1.17/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17		1,058,000	234,146
UBS AG
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		9,843,400	495,221
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		9,843,400	580,859
Total				$17,994,820

WRITTEN OPTIONS OUTSTANDING at 1/31/22 (premiums $—) (Unaudited)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed Securities 30 yr 3.00% TBA commitments (Put)	Feb-22/$101.63	$51,093,760	$50,000,000	$22,200
Total				$22,200

Premier Income Trust 57

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/22 (Unaudited)
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
2.35/3 month USD-LIBOR-BBA/Apr-56 (Purchased)	Apr-26/2.35		$14,707,300	$(1,911,949)	$731,835
1.304/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	4,782,000	(774,972)	610,029
(0.925)/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.925		$9,326,800	(667,799)	552,053
(0.305)/3 month USD-LIBOR-BBA/May-23 (Purchased)	May-22/0.305		65,337,900	(78,405)	512,903
(0.85)/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.85		4,749,700	(346,728)	296,809
1.053/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	2,528,950	(576,785)	288,178
(1.275)/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275		$4,687,800	(610,586)	254,360
2.2275/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275		56,560,700	(521,772)	249,433
(1.39)/Secured Overnight Financing Rate/Dec-26 (Purchased)	Dec-24/1.39		95,706,500	(1,100,625)	234,481
(1.76)/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76		47,380,600	(306,197)	102,342
2.29/3 month USD-LIBOR-BBA/Mar-34 (Purchased)	Mar-24/2.29		11,377,800	(559,625)	80,782
2.17/3 month USD-LIBOR-BBA/Apr-34 (Purchased)	Apr-24/2.17		32,507,900	(1,570,132)	74,768
(1.405)/Secured Overnight Financing Rate/Dec-58 (Purchased)	Dec-28/1.405		2,121,700	(325,416)	56,671
(2.485)/3 month USD-LIBOR-BBA/Oct-54 (Purchased)	Oct-24/2.485		17,157,000	(1,035,425)	3,775
1.76/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76		47,380,600	(306,197)	(8,055)
(2.3075)/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075		3,515,900	(79,544)	(22,467)
1.405/Secured Overnight Financing Rate/Dec-58 (Purchased)	Dec-28/1.405		2,121,700	(325,416)	(50,115)
(2.2875)/3 month USD-LIBOR-BBA/May-32 (Purchased)	May-22/2.2875		13,067,600	(169,879)	(109,899)
(1.053)/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	2,528,950	(576,785)	(138,478)
(1.304)/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	4,782,000	(387,486)	(185,292)
0.85/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.85		$4,749,700	(346,728)	(191,365)
1.275/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275		4,687,800	(610,586)	(262,095)
1.39/Secured Overnight Financing Rate/Dec-26 (Purchased)	Dec-24/1.39		95,706,500	(1,100,625)	(262,236)

58 Premier Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
0.925/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.925	$9,326,800	$(667,799)	$(350,874)
(2.2275)/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275	56,560,700	(521,772)	(491,512)
(2.35)/3 month USD-LIBOR-BBA/Apr-56 (Purchased)	Apr-26/2.35	14,707,300	(1,911,949)	(570,643)
2.3075/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075	3,515,900	(1,653,091)	(1,307,286)
(1.115)/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115	47,380,600	199,591	76,757
1.7875/3 month USD-LIBOR-BBA/May-32 (Written)	May-22/1.7875	6,533,800	182,946	45,214
(1.085)/3 month USD-LIBOR-BBA/Apr-34 (Written)	Apr-24/1.085	65,015,900	892,343	29,907
(1.29)/3 month USD-LIBOR-BBA/Mar-34 (Written)	Mar-24/1.29	16,254,000	253,562	(19,017)
2.415/3 month USD-LIBOR-BBA/Oct-33 (Written)	Oct-23/2.415	53,186,700	1,123,569	(138,285)
1.115/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115	47,380,600	199,591	(280,967)
0.805/3 month USD-LIBOR-BBA/May-23 (Written)	May-22/0.805	130,675,800	42,470	(525,317)
Citibank, N.A.
(1.37)/Secured Overnight Financing Rate/Mar-32 (Purchased)	Mar-22/1.37	23,747,100	(353,832)	325,810
(1.752)/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-26/1.752	35,403,600	(1,154,157)	225,521
(1.102)/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102	2,359,100	(74,960)	121,848
2.689/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689	2,064,000	(265,740)	106,358
(2.194)/3 month USD-LIBOR-BBA/Sep-52 (Purchased)	Sep-22/2.194	6,562,100	(160,952)	63,259
2.427/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427	4,617,700	(336,399)	57,490
(1.826)/Secured Overnight Financing Rate/Jan-42 (Purchased)	Jan-32/1.826	14,768,300	(1,090,639)	45,634
(1.90)/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90	23,865,100	(318,122)	17,899
(1.625)/3 month USD-LIBOR-BBA/Jan-61 (Purchased)	Jan-41/1.625	4,450,300	(656,419)	14,953
1.625/3 month USD-LIBOR-BBA/Jan-61 (Purchased)	Jan-41/1.625	4,450,300	(656,419)	(623)
1.90/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90	23,865,100	(318,122)	(17,660)
1.826/Secured Overnight Financing Rate/Jan-42 (Purchased)	Jan-32/1.826	14,768,300	(1,090,639)	(22,448)

Premier Income Trust 59

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
1.606/Secured Overnight Financing Rate/Feb-32 (Purchased)	Feb-22/1.606	$13,596,400	$(117,609)	$(22,978)
(2.427)/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427	4,617,700	(336,399)	(45,531)
1.102/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102	2,359,100	(74,960)	(64,616)
1.458/Secured Overnight Financing Rate/Apr-27 (Purchased)	Apr-22/1.458	32,580,000	(260,640)	(73,957)
(2.689)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689	2,064,000	(265,740)	(163,469)
1.752/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-26/1.752	35,403,600	(1,154,157)	(204,987)
1.37/Secured Overnight Financing Rate/Mar-32 (Purchased)	Mar-22/1.37	23,747,100	(353,832)	(277,366)
(1.245)/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245	39,592,500	362,271	295,360
(1.194)/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194	23,865,100	180,897	115,268
(1.177)/3 month USD-LIBOR-BBA/Jul-40 (Written)	Jul-30/1.177	1,820,100	137,964	64,031
(1.208)/Secured Overnight Financing Rate/Apr-27 (Written)	Apr-22/1.208	32,580,000	107,514	41,051
(1.918)/3 month USD-LIBOR-BBA/Jan-51 (Written)	Jan-31/1.918	5,356,900	640,685	25,124
(1.356)/Secured Overnight Financing Rate/Feb-32 (Written)	Feb-22/1.356	13,596,400	18,355	4,351
1.856/Secured Overnight Financing Rate/Feb-32 (Written)	Feb-22/1.856	13,596,400	23,794	(5,031)
1.708/Secured Overnight Financing Rate/Apr-27 (Written)	Apr-22/1.708	32,580,000	114,030	(30,299)
1.918/3 month USD-LIBOR-BBA/Jan-51 (Written)	Jan-31/1.918	5,356,900	640,685	(48,694)
1.245/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245	39,592,500	362,271	(70,475)
1.177/3 month USD-LIBOR-BBA/Jul-40 (Written)	Jul-30/1.177	1,820,100	137,964	(75,261)
1.194/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194	23,865,100	180,897	(220,036)
1.7075/3 month USD-LIBOR-BBA/Sep-27 (Written)	Sep-22/1.7075	31,498,300	166,941	(351,836)
Deutsche Bank AG
(1.724)/Secured Overnight Financing Rate/Jan-47 (Purchased)	Jan-37/1.724	18,460,400	(1,523,906)	9,599
1.724/Secured Overnight Financing Rate/Jan-47 (Purchased)	Jan-37/1.724	18,460,400	(1,523,906)	(16,430)

60 Premier Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Goldman Sachs International
(-0.197)/6 month EUR-EURIBOR-Reuters/Jun-25 (Purchased)	Jun-23/-0.197	EUR	33,508,700	$(148,873)	$360,266
(1.557)/3 month USD-LIBOR-BBA/Feb-32 (Purchased)	Feb-22/1.557		$8,828,000	(122,709)	119,443
2.8175/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175		1,629,100	(205,674)	86,000
1.727/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727		3,050,400	(279,722)	(9,334)
(1.727)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727		3,050,400	(456,035)	(20,804)
-0.197/6 month EUR-EURIBOR-Reuters/Jun-25 (Purchased)	Jun-23/-0.197	EUR	33,508,700	(148,873)	(93,360)
(2.8175)/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175		$1,629,100	(205,674)	(107,944)
1.557/3 month USD-LIBOR-BBA/Feb-32 (Purchased)	Feb-22/1.557		8,828,000	(122,709)	(122,268)
(0.555)/6 month EUR-EURIBOR-Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	3,886,150	586,855	63,960
(0.26)/6 month EUR-EURIBOR-Reuters/Jun-28 (Written)	Jun-26/0.26	EUR	33,508,700	373,680	13,929
0.555/6 month EUR-EURIBOR-Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	3,886,150	586,855	(45,929)
2.41/3 month USD-LIBOR-BBA/Aug-33 (Written)	Aug-23/2.41		$15,622,700	228,091	(125,763)
2.07/3 month USD-LIBOR-BBA/Aug-33 (Written)	Aug-23/2.07		13,162,300	272,460	(175,322)
0.26/6 month EUR-EURIBOR-Reuters/Jun-28 (Written)	Jun-26/0.26	EUR	33,508,700	373,680	(183,333)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325		$8,145,400	(1,137,301)	569,689
1.921/6 month EUR-EURIBOR-Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	2,828,800	(361,757)	542,964
(1.445)/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	4,317,900	(161,857)	132,957
(1.805)/3 month USD-LIBOR-BBA/Dec-36 (Purchased)	Dec-26/1.805		$9,707,800	(575,673)	123,677
2.902/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902		2,064,000	(319,094)	121,012
(1.441)/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	2,068,300	(122,324)	118,615
2.50/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50		$3,439,600	(198,809)	92,697
(1.692)/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	3,098,200	(96,660)	88,390
2.495/6 month AUD-BBR-BBSW/Nov-46 (Purchased)	Nov-26/2.495	AUD	5,302,300	(329,739)	62,046

Premier Income Trust 61

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
2.032/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032		$3,549,600	$(409,979)	$21,511
1.905/Secured Overnight Financing Rate/Jan-42 (Purchased)	Jan-32/1.905		7,514,600	(548,566)	17,284
(1.544)/Secured Overnight Financing Rate/Jan-62 (Purchased)	Jan-32/1.544		2,818,000	(473,424)	12,371
(1.905)/Secured Overnight Financing Rate/Jan-42 (Purchased)	Jan-32/1.905		7,514,600	(548,566)	6,312
1.544/Secured Overnight Financing Rate/Jan-62 (Purchased)	Jan-32/1.544		2,818,000	(473,424)	3,663
(2.495)/6 month AUD-BBR-BBSW/Nov-46 (Purchased)	Nov-26/2.495	AUD	5,302,300	(329,739)	(17,358)
(2.032)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032		$3,549,600	(409,979)	(36,099)
1.692/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	3,098,200	(96,660)	(59,540)
1.441/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	2,068,300	(122,324)	(84,570)
1.445/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	4,317,900	(161,857)	(91,253)
1.805/3 month USD-LIBOR-BBA/Dec-36 (Purchased)	Dec-26/1.805		$9,707,800	(575,673)	(113,581)
(2.902)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902		2,064,000	(221,467)	(140,517)
(2.50)/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50		3,439,600	(357,718)	(149,588)
(1.921)/6 month EUR-EURIBOR-Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	2,828,800	(361,757)	(232,218)
(2.8325)/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325		$8,145,400	(1,137,301)	(1,137,261)
(1.232)/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.232		6,302,700	404,948	202,254
(1.168)/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168		5,725,500	368,436	192,720
(1.204)/3 month USD-LIBOR-BBA/Jun-40 (Written)	Jun-30/1.204		4,997,800	372,586	167,526
2.50/6 month AUD-BBR-BBSW/Nov-42 (Written)	Nov-22/2.50	AUD	3,287,400	118,659	26,614
(1.81)/Secured Overnight Financing Rate/Jan-37 (Written)	Jan-27/1.81		$3,636,400	214,911	2,255
1.81/Secured Overnight Financing Rate/Jan-37 (Written)	Jan-27/1.81		3,636,400	214,911	(8,000)
(1.70)/Secured Overnight Financing Rate/Jan-29 (Written)	Jan-24/1.70		22,135,000	472,306	(22,356)
(2.50)/6 month AUD-BBR-BBSW/Nov-42 (Written)	Nov-22/2.50	AUD	3,287,400	118,659	(23,778)

62 Premier Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
1.70/Secured Overnight Financing Rate/Jan-29 (Written)	Jan-24/1.70		$22,135,000	$472,306	$(28,111)
1.204/3 month USD-LIBOR-BBA/Jun-40 (Written)	Jun-30/1.204		4,997,800	372,586	(204,360)
1.168/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168		5,725,500	368,436	(257,304)
1.232/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.232		6,302,700	404,948	(259,230)
Morgan Stanley & Co. International PLC
3.27/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27		2,738,700	(312,486)	541,961
2.505/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505		2,064,000	(222,086)	96,533
(2.505)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505		2,064,000	(316,205)	(190,734)
(3.27)/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27		2,738,700	(312,486)	(267,160)
2.39/3 month USD-LIBOR-BBA/Jun-34 (Written)	Jun-24/2.39		18,392,400	968,360	390,839
(2.39)/3 month USD-LIBOR-BBA/Jun-34 (Written)	Jun-24/2.39		18,392,400	968,360	(197,718)
Toronto-Dominion Bank
(1.50)/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50		9,668,500	(332,355)	213,867
(1.937)/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937		3,867,400	(202,265)	32,641
2.405/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405		1,584,500	(110,519)	21,644
(2.405)/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405		1,584,500	(110,519)	(11,076)
1.937/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937		3,867,400	(202,265)	(12,221)
1.50/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50		9,668,500	(332,355)	(210,870)
(1.775)/3 month USD-LIBOR-BBA/Mar-32 (Written)	Mar-22/1.775		4,119,800	112,265	91,418
1.775/3 month USD-LIBOR-BBA/Mar-32 (Written)	Mar-22/1.775		4,119,800	112,265	55,988
2.095/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095		1,670,400	219,658	31,253
(2.095)/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095		1,670,400	219,658	(23,102)
UBS AG
(0.8925)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925		7,636,900	(161,902)	232,696
(0.271)/6 month EUR-EURIBOR-Reuters/Jan-36 (Purchased)	Jan-26/0.271	EUR	6,192,000	(323,851)	222,605

Premier Income Trust 63

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
UBS AG cont.
(0.902)/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902		$3,054,700	$(170,910)	$184,901
(0.87)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87		25,456,200	(171,702)	168,775
(0.44)/6 month EUR-EURIBOR-Reuters/Feb-41 (Purchased)	Feb-31/0.44	EUR	4,644,000	(364,332)	123,702
(0.983)/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983		$10,182,500	(161,393)	114,248
(0.45)/6 month EUR-EURIBOR-Reuters/Jan-41 (Purchased)	Jan-31/0.45	EUR	3,715,200	(292,255)	95,957
(0.4879)/Sterling Overnight Index Average/Aug-39 (Purchased)	Aug-29/0.4879	GBP	1,894,900	(195,310)	56,474
(0.296)/6 month EUR-EURIBOR-Reuters/Jan-51 (Purchased)	Jan-31/0.296	EUR	1,548,000	(234,237)	54,521
(0.90)/Sterling Overnight Index Average/Jan-40 (Purchased)	Jan-30/0.90	GBP	4,426,000	(417,777)	53,811
(1.715)/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715		$1,933,700	(174,516)	27,787
(1.87)/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87		9,047,900	(420,727)	8,143
(2.00)/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	4,626,600	(246,251)	5,496
1.87/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87		$9,047,900	(420,727)	(633)
2.00/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	4,626,600	(246,251)	(6,444)
0.296/6 month EUR-EURIBOR-Reuters/Jan-51 (Purchased)	Jan-31/0.296	EUR	1,548,000	(234,237)	(31,773)
0.90/Sterling Overnight Index Average/Jan-40 (Purchased)	Jan-30/0.90	GBP	4,426,000	(417,777)	(41,965)
0.45/6 month EUR-EURIBOR-Reuters/Jan-41 (Purchased)	Jan-31/0.45	EUR	3,715,200	(292,255)	(44,702)
0.44/6 month EUR-EURIBOR-Reuters/Feb-41 (Purchased)	Feb-31/0.44	EUR	4,644,000	(364,332)	(57,025)
0.983/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983		$10,182,500	(161,393)	(76,267)
0.4879/Sterling Overnight Index Average/Aug-39 (Purchased)	Aug-29/0.4879	GBP	1,894,900	(195,310)	(76,632)
1.715/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715		$1,933,700	(174,516)	(87,461)
0.87/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87		25,456,200	(171,702)	(97,243)
0.271/6 month EUR-EURIBOR-Reuters/Jan-36 (Purchased)	Jan-26/0.271	EUR	6,192,000	(323,851)	(101,424)
0.902/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902		$3,054,700	(170,910)	(121,760)

64 Premier Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
UBS AG cont.
0.8925/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925		$7,636,900	$(161,902)	$(141,665)
0.32/6 month EUR-EURIBOR-Reuters/Sep-52 (Purchased)	Sep-22/0.32	EUR	9,253,300	(562,458)	(164,563)
(0.16)/6 month EUR-EURIBOR-Reuters/Sep-52 (Written)	Sep-22/0.16	EUR	9,253,300	370,153	110,817
(0.958)/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958		$6,109,500	162,360	100,501
(0.00)/6 month EUR-EURIBOR-Reuters/Sep-52 (Written)	Sep-22/0.00	EUR	9,253,300	239,943	71,314
(0.43)/6 month EUR-EURIBOR-Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	1,762,700	141,313	49,369
0.43/6 month EUR-EURIBOR-Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	1,762,700	141,313	(25,348)
0.958/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958		$6,109,500	162,360	(184,324)
Wells Fargo Bank, N.A.
(1.405)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405		13,535,900	(277,148)	227,268
(1.3875)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875		9,668,500	(198,446)	167,168
(1.96)/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.96		8,427,300	(570,528)	93,122
2.16/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16		5,720,000	(285,285)	28,886
(1.8225)/Secured Overnight Financing Rate/Jan-42 (Purchased)	Jan-32/1.8225		5,538,100	(408,712)	18,110
1.8225/Secured Overnight Financing Rate/Jan-42 (Purchased)	Jan-32/1.8225		5,538,100	(408,712)	(8,916)
1.96/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.96		8,427,300	(570,528)	(27,304)
(2.16)/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16		5,720,000	(285,285)	(28,142)
1.3875/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875		9,668,500	(198,446)	(89,627)
1.405/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405		13,535,900	(277,148)	(121,146)
(1.62)/Secured Overnight Financing Rate/Jan-27 (Written)	Jan-25/1.62		42,458,900	467,048	(849)
1.62/Secured Overnight Financing Rate/Jan-27 (Written)	Jan-25/1.62		42,458,900	467,048	(39,062)
Unrealized appreciation					12,573,823
Unrealized (depreciation)					(12,861,937)
Total					$(288,114)

Premier Income Trust 65

TBA SALE COMMITMENTS OUTSTANDING at 1/31/22 (proceeds receivable $227,166,504) (Unaudited)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 3.50%, 2/1/52	$1,000,000	2/22/22	$1,035,686
Uniform Mortgage-Backed Securities, 3.50%, 2/1/52	30,000,000	2/14/22	31,272,648
Uniform Mortgage-Backed Securities, 3.00%, 2/1/52	99,000,000	2/14/22	101,165,645
Uniform Mortgage-Backed Securities, 2.50%, 2/1/52	67,000,000	2/14/22	66,890,046
Uniform Mortgage-Backed Securities, 2.00%, 2/1/52	27,000,000	2/14/22	26,319,311
Total			$226,683,336

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/22 (Unaudited)
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$6,775,000	$146,476 E	$(26,683)	3/16/32	Secured Overnight Financing Rate — Annually	1.385% — Annually	$(173,158)
123,362,000	872,169 E	(66,071)	3/16/24	Secured Overnight Financing Rate — Annually	0.90% — Annually	(938,670)
210,377,000	2,431,958 E	945,765	3/16/27	1.25% — Annually	Secured Overnight Financing Rate — Annually	3,377,722
4,306,000	87,067 E	(28,480)	3/16/32	Secured Overnight Financing Rate — Annually	1.40% — Annually	(115,547)
8,697,000	153,241 E	(318,701)	3/16/52	Secured Overnight Financing Rate — Annually	1.60% — Annually	(471,942)
26,548,000	217,959	1,283	12/23/23	0.695% — Annually	Secured Overnight Financing Rate — Annually	200,135
17,960,000	306,038	1,544	12/23/26	1.085% — Annually	Secured Overnight Financing Rate — Annually	286,873
8,583,000	243,414	1,037	12/23/31	1.285% — Annually	Secured Overnight Financing Rate — Annually	232,646
4,489,000	245,099	(7,993)	12/23/51	Secured Overnight Financing Rate — Annually	1.437% — Annually	(246,161)
39,725,000	324,553	(4,042)	12/24/23	0.697% — Annually	Secured Overnight Financing Rate — Annually	292,435

66 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$6,991,000	$115,561	$(936)	12/24/26	1.096% — Annually	Secured Overnight Financing Rate — Annually	$106,663
9,943,000	282,083	(4,439)	12/24/31	1.285% — Annually	Secured Overnight Financing Rate — Annually	264,283
17,998,000	991,150	(9,727)	12/24/51	1.435% — Annually	Secured Overnight Financing Rate — Annually	954,289
7,430,000	221,711	(99)	12/30/31	1.27% — Annually	Secured Overnight Financing Rate — Annually	213,281
2,842,000	68,776	(38)	12/31/31	1.331% — Annually	Secured Overnight Financing Rate — Annually	65,498
23,706,100	571,080	(314)	1/7/32	Secured Overnight Financing Rate — Annually	1.333% — Annually	(550,233)
8,125,000	274,463	(1,324)	12/31/51	1.525% — Annually	Secured Overnight Financing Rate — Annually	262,472
3,304,000	48,800	(438)	12/31/26	Secured Overnight Financing Rate — Annually	1.135% — Annually	(46,046)
867,000	19,048	15,612	12/31/31	Secured Overnight Financing Rate — Annually	1.355% — Annually	(2,837)
15,072,000	223,367	(122)	1/3/27	1.135% — Annually	Secured Overnight Financing Rate — Annually	210,480
7,065,000	77,220	(57)	1/6/27	1.2165% — Annually	Secured Overnight Financing Rate — Annually	71,190
7,030,000	78,103	(57)	1/7/27	Secured Overnight Financing Rate — Annually	1.213% — Annually	(72,471)

Premier Income Trust 67

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$7,684,000	$38,881	$(62)	1/11/27	1.3395% — Annually	Secured Overnight Financing Rate — Annually	$33,015
21,051,000	108,202	(79)	1/11/24	Secured Overnight Financing Rate — Annually	0.8745% — Annually	(98,093)
26,675,000	64,820	(354)	1/11/32	Secured Overnight Financing Rate — Annually	1.5665% — Annually	(41,495)
5,220,000	7,465	(69)	1/12/32	1.608% — Annually	Secured Overnight Financing Rate — Annually	(12,068)
16,918,000	85,605	(64)	1/12/24	Secured Overnight Financing Rate — Annually	0.88% — Annually	(77,816)
36,689,000	128,412	(297)	1/12/27	Secured Overnight Financing Rate — Annually	1.372% — Annually	(101,650)
89,571,000	459,499	(338)	1/12/24	Secured Overnight Financing Rate — Annually	0.876% — Annually	(418,460)
23,003,000	17,942	(305)	1/12/32	Secured Overnight Financing Rate — Annually	1.601% — Annually	37,529
3,435,000	24,217	(46)	1/14/32	Secured Overnight Financing Rate — Annually	1.517% — Annually	(21,737)
8,740,000	55,499	(116)	1/14/32	Secured Overnight Financing Rate — Annually	1.5245% — Annually	(49,157)
8,740,000	55,062	(116)	1/14/32	Secured Overnight Financing Rate — Annually	1.525% — Annually	(48,718)
8,740,000	55,936	(116)	1/14/32	Secured Overnight Financing Rate — Annually	1.524% — Annually	(49,596)

68 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$2,215,200	$886 E	$(49)	1/15/47	1.724% — Annually	Secured Overnight Financing Rate — Annually	$(935)
10,111,000	93,325	(134)	1/18/32	Secured Overnight Financing Rate — Annually	1.4941% — Annually	(87,749)
10,111,000	87,763	(134)	1/18/32	Secured Overnight Financing Rate — Annually	1.50% — Annually	(82,179)
10,111,000	87,258	(134)	1/18/32	Secured Overnight Financing Rate — Annually	1.5005% — Annually	(81,658)
8,852,000	21,510	(118)	1/19/32	Secured Overnight Financing Rate — Annually	1.567% — Annually	(16,764)
2,466,000	296	(20)	1/20/27	Secured Overnight Financing Rate — Annually	1.448% — Annually	1,433
4,734,000	29,872	(63)	1/20/32	1.66076% — Annually	Secured Overnight Financing Rate — Annually	(32,491)
6,808,000	14,978	(26)	1/20/24	1.0355% — Annually	Secured Overnight Financing Rate — Annually	12,695
14,811,000	29,030	(120)	1/21/27	1.48613% — Annually	Secured Overnight Financing Rate — Annually	(35,673)
5,869,000	16,257	(200)	1/21/52	1.679% — Annually	Secured Overnight Financing Rate — Annually	(19,388)
2,266,000	6,186	(9)	1/21/24	1.0085% — Annually	Secured Overnight Financing Rate — Annually	5,510
6,189,000	4,023	(50)	1/21/27	Secured Overnight Financing Rate — Annually	1.459% — Annually	6,648

Premier Income Trust 69

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$1,584,000	$3,453	$(21)	1/21/32	Secured Overnight Financing Rate — Annually	1.6165% — Annually	$4,193
1,904,000	5,445	(7)	1/25/24	1.005% — Annually	Secured Overnight Financing Rate — Annually	5,080
1,553,000	2,966	(21)	1/25/32	1.573% — Annually	Secured Overnight Financing Rate — Annually	2,482
1,904,000	5,712	(7)	1/25/24	0.9975% — Annually	Secured Overnight Financing Rate — Annually	5,350
1,553,000	4,566	(21)	1/25/32	1.562% — Annually	Secured Overnight Financing Rate — Annually	4,085
19,152,000	64,925	(72)	1/26/24	0.979% — Annually	Secured Overnight Financing Rate — Annually	61,872
2,471,000	8,525	(9)	1/26/24	0.976% — Annually	Secured Overnight Financing Rate — Annually	8,129
1,683,000	10,990	(22)	1/26/32	1.5235% — Annually	Secured Overnight Financing Rate — Annually	10,551
2,471,000	10,971	(9)	1/26/24	0.926% — Annually	Secured Overnight Financing Rate — Annually	10,596
1,683,000	12,555	(22)	1/26/32	1.5135% — Annually	Secured Overnight Financing Rate — Annually	12,119
3,669,000	35,956	(125)	1/19/52	Secured Overnight Financing Rate — Annually	1.626% — Annually	(33,960)
6,074,000	8,807	(81)	1/28/32	Secured Overnight Financing Rate — Annually	1.578% — Annually	(7,852)

70 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/22 (Unaudited) cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
	$7,078,000	$34,611	$(94)	1/31/32	1.646% — Annually	Secured Overnight Financing Rate — Annually	$(35,029)
	2,384,000	7,224	(81)	2/1/52	1.6545% — Annually	Secured Overnight Financing Rate — Annually	7,142
AUD	177,000	8,513 E	(2)	1/30/35	1.692% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	8,511
AUD	596,700	36,756 E	(6)	3/5/35	1.47% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	36,750
AUD	221,500	14,557 E	(2)	3/25/35	1.4025% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	14,555
AUD	345,400	19,237 E	(4)	3/28/40	1.445% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	19,233
AUD	1,289,300	91,315 E	(15)	4/1/40	1.1685% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	91,299
AUD	82,700	8,532 E	(2)	7/2/45	1.441% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	8,530
AUD	4,100,000	71,197	(45)	4/6/31	6 month AUD-BBR-BBSW — Semiannually	1.87% — Semiannually	(54,116)
AUD	383,000	4,403 E	(3,797)	3/16/32	2.04% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	606
CAD	1,835,000	31,095 E	(30,140)	3/16/32	2.08% — Semiannually	3 month CAD-BA-CDOR — Semiannually	955
CHF	8,100,000	324,385 E	21,190	3/16/32	0.070% plus Swiss Average Rate Overnight — Annually	—	(303,196)
EUR	1,144,400	362,059 E	(44)	11/29/58	1.484% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(362,103)
EUR	1,556,300	383,727	(60)	2/19/50	6 month EUR-EURIBOR-REUTERS — Semiannually	1.354% — Annually	411,540

Premier Income Trust 71

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/22 (Unaudited) cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	1,719,000	$380,313	$(66)	3/11/50	1.267% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	$(407,110)
EUR	1,739,200	356,138	(66)	3/12/50	1.2115% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(382,173)
EUR	2,008,000	352,911	(77)	3/26/50	1.113% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(379,449)
EUR	1,798,800	490,928 E	(68)	11/29/58	6 month EUR-EURIBOR-REUTERS — Semiannually	1.343% — Annually	490,860
EUR	2,077,000	324,717	(79)	2/19/50	1.051% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(354,969)
EUR	1,655,300	278,761 E	(63)	6/7/54	1.054% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(278,824)
EUR	1,510,500	169,799	(58)	2/19/50	0.9035% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(189,314)
EUR	904,900	73,847	(35)	2/21/50	0.80% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(84,366)
EUR	3,288,600	26,675 E	(125)	8/8/54	0.49% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	26,550
EUR	2,023,200	197,384 E	(76)	6/6/54	6 month EUR-EURIBOR-REUTERS — Semiannually	0.207% — Annually	(197,461)
EUR	2,735,100	238,599	(102)	2/19/50	0.233% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	223,735
EUR	11,076,900	227,607	(418)	2/19/50	6 month EUR-EURIBOR-REUTERS — Semiannually	0.595% — Annually	331,728

72 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/22 (Unaudited) cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	1,285,600	$156,029 E	$(48)	3/4/54	0.134% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	$155,981
EUR	585,600	137,559 E	(23)	3/13/54	—	0.2275% plus 6 month EUR-EURIBOR-REUTERS — Semiannually	137,536
EUR	3,783,300	217,873 E	(80)	5/13/40	6 month EUR-EURIBOR-REUTERS — Semiannually	0.276% — Annually	(217,953)
EUR	1,853,200	98,582 E	(40)	6/24/40	0.315% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	98,541
EUR	2,522,800	136,129 E	(58)	1/16/40	0.315% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	136,070
EUR	863,600	46,114 E	(20)	3/28/40	0.3175% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	46,094
EUR	2,373,100	4,586	(97)	5/21/51	6 month EUR-EURIBOR-REUTERS — Semiannually	0.516% — Annually	17,223
EUR	2,436,000	65,818	(42)	6/14/31	0.171% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	60,691
EUR	2,079,900	80,031	(36)	7/15/31	0.0675% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	78,589
EUR	694,000	31,062 E	(28)	9/14/52	6 month EUR-EURIBOR-REUTERS — Semiannually	0.374% — Annually	(31,090)
EUR	8,371,000	301,411 E	19,347	3/16/32	6 month EUR-EURIBOR-REUTERS — Semiannually	0.15% — Annually	(282,064)
GBP	1,571,100	90,139	(31)	5/19/31	Sterling Overnight Index Average — Annually	0.754% — Annually	(79,668)

Premier Income Trust 73

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/22 (Unaudited) cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
GBP	37,081,600	$232,399 E	$(191)	9/15/23	1.065% — Annually	Sterling Overnight Index Average — Annually	$232,208
GBP	5,129,000	255,778 E	(65,170)	3/16/32	0.85% — Annually	Sterling Overnight Index Average — Annually	190,608
JPY	110,098,700	57,508 E	(31)	8/29/43	0.8084% — Semiannually	Bank of Japan Unsecured Overnight Call Rate Expected Index — Semiannually	(57,540)
JPY	140,532,700	57,786 E	(40)	8/29/43	0.2529% — Semiannually	Bank of Japan Unsecured Overnight Call Rate Expected Index — Semiannually	57,746
JPY	267,307,900	17,677	(31)	2/25/31	0.0619% — Semiannually	Bank of Japan Unsecured Overnight Call Rate Expected Index — Semiannually	17,423
JPY	267,307,900	70	(5)	2/25/22	6 month JPY-LIBOR-BBA — Semiannually	Bank of Japan Unsecured Overnight Call Rate Expected Index — Semiannually	244
JPY	271,350,600	70,691 E	(77)	8/29/43	Bank of Japan Unsecured Overnight Call Rate Expected Index — Annually	0.343% — Annually	(70,768)
NOK	79,222,000	387,470 E	(114,831)	3/16/32	1.695% — Annually	6 month NOK-NIBOR-NIBR — Semiannually	272,639
NZD	9,762,000	146,068 E	(50,854)	3/16/32	2.590% — Semiannually	3 month NZD-BBR-FRA — Quarterly	95,215
SEK	32,389,000	101,702 E	(45,767)	3/16/32	0.850% — Annually	3 month SEK-STIBOR-SIDE — Quarterly	55,935
Total			$219,796	$2,382,294
E Extended effective date.

74 Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/22 (Unaudited)
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized depreciation
Morgan Stanley & Co. International PLC
$2,391,316	$2,272,878	$—	9/29/25	(0.165%) — Annually	Ephesus Funding DAC, 3.80%, Series 2020−01, 9/22/2025 — Annually	$(89,949)
2,285,366	2,234,917	—	7/17/24	3.825% (3 month USD-LIBOR-BBA minus 0.12%) — Quarterly	Pera Funding DAC, 3.825%, Series 2019−01, 07/10/24 — Quarterly	(43,538)
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(133,487)
Total		$—		Total	$(133,487)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/22 (Unaudited)
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized depreciation
$25,029,000	$954,105	$(456)	1/15/32	2.78% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$(954,561)
Total		$(456)	$(954,561)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 1/31/22 (Unaudited)
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$9,980	$145,741	$36,260	5/11/63	300 bp — Monthly	$(26,196)
CMBX NA BBB−.6 Index	B+/P	19,586	324,423	80,716	5/11/63	300 bp — Monthly	(60,942)
CMBX NA BBB−.6 Index	B+/P	40,127	648,846	161,433	5/11/63	300 bp — Monthly	(120,927)
CMBX NA BBB−.6 Index	B+/P	38,247	669,809	166,649	5/11/63	300 bp — Monthly	(128,011)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	BBB+/P	14,591	115,000	9,971	5/11/63	200 bp — Monthly	4,665
CMBX NA A.6 Index	BBB+/P	17,760	128,000	11,098	5/11/63	200 bp — Monthly	6,712
CMBX NA A.6 Index	BBB+/P	27,135	162,000	14,045	5/11/63	200 bp — Monthly	13,153
CMBX NA A.6 Index	BBB+/P	28,714	186,000	16,126	5/11/63	200 bp — Monthly	12,660

Premier Income Trust 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 1/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA A.6 Index	BBB+/P	$34,485	$228,000	$19,768	5/11/63	200 bp — Monthly	$14,806
CMBX NA A.6 Index	BBB+/P	63,321	358,000	31,039	5/11/63	200 bp — Monthly	32,422
CMBX NA A.6 Index	BBB+/P	46,648	397,000	34,420	5/11/63	200 bp — Monthly	12,382
CMBX NA A.6 Index	BBB+/P	71,820	432,000	37,454	5/11/63	200 bp — Monthly	34,534
CMBX NA BB.11 Index	BB−/P	167,805	297,000	27,948	11/18/54	500 bp — Monthly	140,146
CMBX NA BB.12 Index	BB−/P	11,025	21,000	2,184	8/17/61	500 bp — Monthly	8,861
CMBX NA BB.13 Index	BB−/P	11,397	114,000	12,586	12/16/72	500 bp — Monthly	(1,078)
CMBX NA BB.13 Index	BB−/P	35,081	385,000	42,504	12/16/72	500 bp — Monthly	(7,049)
CMBX NA BB.13 Index	BB−/P	54,265	575,000	63,480	12/16/72	500 bp — Monthly	(8,656)
CMBX NA BB.13 Index	BB−/P	102,570	1,125,000	124,200	12/16/72	500 bp — Monthly	(20,536)
CMBX NA BB.6 Index	CCC+/P	385,740	2,581,440	1,115,440	5/11/63	500 bp — Monthly	(727,185)
CMBX NA BB.7 Index	B/P	136,056	2,666,000	883,246	1/17/47	500 bp — Monthly	(744,598)
CMBX NA BB.9 Index	B/P	8,348	41,000	10,225	9/17/58	500 bp — Monthly	(1,838)
CMBX NA BB.9 Index	B/P	65,555	321,000	80,057	9/17/58	500 bp — Monthly	(14,190)
CMBX NA BBB−.10 Index	BB+/P	42,328	388,000	40,197	11/17/59	300 bp — Monthly	2,357
CMBX NA BBB−.11 Index	BBB−/P	7,704	123,000	8,044	11/18/54	300 bp — Monthly	(268)
CMBX NA BBB−.12 Index	BBB−/P	5,297	127,000	9,220	8/17/61	300 bp — Monthly	(3,849)
CMBX NA BBB−.12 Index	BBB−/P	16,913	287,000	20,836	8/17/61	300 bp — Monthly	(3,756)
CMBX NA BBB−.12 Index	BBB−/P	89,722	566,000	41,092	8/17/61	300 bp — Monthly	48,961
CMBX NA BBB−.14 Index	BBB−/P	1,901	61,000	4,118	12/16/72	300 bp — Monthly	(2,181)
CMBX NA BBB−.14 Index	BBB−/P	3,155	97,000	6,548	12/16/72	300 bp — Monthly	(3,336)
CMBX NA BBB−.14 Index	BBB−/P	7,486	177,000	11,948	12/16/72	300 bp — Monthly	(4,358)
CMBX NA BBB−.14 Index	BBB−/P	14,299	289,000	19,508	12/16/72	300 bp — Monthly	(5,040)

76 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 1/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.14 Index	BBB−/P	$15,101	$302,000	$20,385	12/16/72	300 bp — Monthly	$(5,108)
CMBX NA BBB−.14 Index	BBB−/P	22,567	495,000	33,413	12/16/72	300 bp — Monthly	(10,557)
CMBX NA BBB−.14 Index	BBB−/P	17,065	556,000	37,530	12/16/72	300 bp — Monthly	(20,141)
CMBX NA BBB−.14 Index	BBB−/P	25,584	783,000	52,853	12/16/72	300 bp — Monthly	(26,811)
CMBX NA BBB−.6 Index	B+/P	480	5,989	1,490	5/11/63	300 bp — Monthly	(1,007)
CMBX NA BBB−.6 Index	B+/P	71,588	248,558	61,841	5/11/63	300 bp — Monthly	9,891
CMBX NA BBB−.6 Index	B+/P	71,588	248,558	61,841	5/11/63	300 bp — Monthly	9,891
CMBX NA BBB−.6 Index	B+/P	22,091	334,405	83,200	5/11/63	300 bp — Monthly	(60,914)
CMBX NA BBB−.6 Index	B+/P	24,805	376,331	93,631	5/11/63	300 bp — Monthly	(68,607)
CMBX NA BBB−.6 Index	B+/P	146,599	497,116	123,682	5/11/63	300 bp — Monthly	23,206
CMBX NA BBB−.6 Index	B+/P	43,570	638,864	158,949	5/11/63	300 bp — Monthly	(115,007)
CMBX NA BBB−.6 Index	B+/P	331,576	5,197,758	1,293,202	5/11/63	300 bp — Monthly	(958,594)
Credit Suisse International
CMBX NA BB.7 Index	B/P	63,938	478,000	158,361	1/17/47	500 bp — Monthly	(93,959)
CMBX NA BBB−.6 Index	B+/P	108,504	980,257	243,888	5/11/63	300 bp — Monthly	(134,812)
CMBX NA BBB−.6 Index	B+/P	251,482	2,271,960	565,264	5/11/63	300 bp — Monthly	(312,456)
CMBX NA BBB−.6 Index	B+/P	2,205,205	23,427,346	5,828,724	5/11/63	300 bp — Monthly	(3,609,853)
CMBX NA BBB−.7 Index	BB−/P	27,745	351,000	68,024	1/17/47	300 bp — Monthly	(40,075)
CMBX NA BBB−.7 Index	BB−/P	138,664	1,876,000	363,569	1/17/47	300 bp — Monthly	(223,810)
CMBX NA BBB−.7 Index	BB−/P	143,170	2,180,000	422,484	1/17/47	300 bp — Monthly	(278,042)
Goldman Sachs International
CMBX NA BB.9 Index	B/P	10,109	25,000	6,235	9/17/58	500 bp — Monthly	3,899
CMBX NA BBB−.13 Index	BBB−/P	11,283	72,000	5,134	12/16/72	300 bp — Monthly	6,191
CMBX NA BBB−.13 Index	BBB−/P	4,765	80,000	5,704	12/16/72	300 bp — Monthly	(892)

Premier Income Trust 77

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 1/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.13 Index	BBB−/P	$7,542	$120,000	$8,556	12/16/72	300 bp — Monthly	$(944)
CMBX NA BBB−.13 Index	BBB−/P	7,097	120,000	8,556	12/16/72	300 bp — Monthly	(1,389)
CMBX NA BBB−.13 Index	BBB−/P	14,269	222,000	15,829	12/16/72	300 bp — Monthly	(1,430)
CMBX NA BBB−.13 Index	BBB−/P	14,538	316,000	22,531	12/16/72	300 bp — Monthly	(7,808)
CMBX NA BBB−.14 Index	BBB−/P	551	12,000	810	12/16/72	300 bp — Monthly	(252)
CMBX NA BBB−.14 Index	BBB−/P	1,822	41,000	2,768	12/16/72	300 bp — Monthly	(922)
CMBX NA BBB−.14 Index	BBB−/P	7,956	163,000	11,003	12/16/72	300 bp — Monthly	(2,952)
CMBX NA BBB−.14 Index	BBB−/P	10,476	189,000	12,758	12/16/72	300 bp — Monthly	(2,171)
CMBX NA BBB−.15 Index	BBB−/P	6,958	112,000	7,034	11/18/64	300 bp — Monthly	(29)
CMBX NA BBB−.6 Index	B+/P	74	998	248	5/11/63	300 bp — Monthly	(174)
CMBX NA BBB−.6 Index	B+/P	73	998	248	5/11/63	300 bp — Monthly	(175)
CMBX NA BBB−.6 Index	B+/P	228	2,995	745	5/11/63	300 bp — Monthly	(516)
CMBX NA BBB−.6 Index	B+/P	401	4,991	1,242	5/11/63	300 bp — Monthly	(838)
CMBX NA BBB−.6 Index	B+/P	657	12,977	3,229	5/11/63	300 bp — Monthly	(2,565)
CMBX NA BBB−.6 Index	B+/P	1,187	14,973	3,725	5/11/63	300 bp — Monthly	(2,530)
CMBX NA BBB−.6 Index	B+/P	2,942	34,938	8,693	5/11/63	300 bp — Monthly	(5,730)
CMBX NA BBB−.6 Index	B+/P	2,096	42,924	10,679	5/11/63	300 bp — Monthly	(8,558)
CMBX NA BBB−.6 Index	B+/P	11,917	88,842	22,104	5/11/63	300 bp — Monthly	(10,135)
CMBX NA BBB−.6 Index	B+/P	11,844	88,842	22,104	5/11/63	300 bp — Monthly	(10,208)
CMBX NA BBB−.6 Index	B+/P	10,089	113,798	28,313	5/11/63	300 bp — Monthly	(18,158)
CMBX NA BBB−.6 Index	B+/P	33,261	117,791	29,306	5/11/63	300 bp — Monthly	4,024
CMBX NA BBB−.6 Index	B+/P	33,261	117,791	29,306	5/11/63	300 bp — Monthly	4,024
CMBX NA BBB−.6 Index	B+/P	20,235	182,675	45,450	5/11/63	300 bp — Monthly	(25,108)

78 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 1/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$25,594	$187,666	$46,691	5/11/63	300 bp — Monthly	$(20,988)
CMBX NA BBB−.6 Index	B+/P	21,361	202,640	50,417	5/11/63	300 bp — Monthly	(28,937)
CMBX NA BBB−.6 Index	B+/P	17,848	205,634	51,162	5/11/63	300 bp — Monthly	(33,194)
CMBX NA BBB−.6 Index	B+/P	26,299	215,617	53,645	5/11/63	300 bp — Monthly	(27,221)
CMBX NA BBB−.6 Index	B+/P	24,541	222,604	55,384	5/11/63	300 bp — Monthly	(30,713)
CMBX NA BBB−.6 Index	B+/P	25,154	224,601	55,881	5/11/63	300 bp — Monthly	(30,596)
CMBX NA BBB−.6 Index	B+/P	27,421	244,565	60,848	5/11/63	300 bp — Monthly	(33,284)
CMBX NA BBB−.6 Index	B+/P	13,938	268,523	66,808	5/11/63	300 bp — Monthly	(52,714)
CMBX NA BBB−.6 Index	B+/P	38,596	277,507	69,044	5/11/63	300 bp — Monthly	(30,285)
CMBX NA BBB−.6 Index	B+/P	24,979	295,475	73,514	5/11/63	300 bp — Monthly	(48,363)
CMBX NA BBB−.6 Index	B+/P	26,076	308,452	76,743	5/11/63	300 bp — Monthly	(50,487)
CMBX NA BBB−.6 Index	B+/P	34,835	346,384	86,180	5/11/63	300 bp — Monthly	(51,143)
CMBX NA BBB−.6 Index	B+/P	18,186	354,370	88,167	5/11/63	300 bp — Monthly	(69,774)
CMBX NA BBB−.6 Index	B+/P	105,668	385,315	95,866	5/11/63	300 bp — Monthly	10,026
CMBX NA BBB−.6 Index	B+/P	58,232	388,310	96,611	5/11/63	300 bp — Monthly	(38,153)
CMBX NA BBB−.6 Index	B+/P	57,641	391,304	97,357	5/11/63	300 bp — Monthly	(39,487)
CMBX NA BBB−.6 Index	B+/P	44,904	402,285	100,088	5/11/63	300 bp — Monthly	(54,950)
CMBX NA BBB−.6 Index	B+/P	20,039	403,283	100,337	5/11/63	300 bp — Monthly	(80,062)
CMBX NA BBB−.6 Index	B+/P	34,559	416,260	103,565	5/11/63	300 bp — Monthly	(68,763)
CMBX NA BBB−.6 Index	B+/P	45,228	417,258	103,814	5/11/63	300 bp — Monthly	(58,342)
CMBX NA BBB−.6 Index	B+/P	45,403	417,258	103,814	5/11/63	300 bp — Monthly	(58,167)
CMBX NA BBB−.6 Index	B+/P	23,107	442,214	110,023	5/11/63	300 bp — Monthly	(86,658)
CMBX NA BBB−.6 Index	B+/P	51,553	461,180	114,742	5/11/63	300 bp — Monthly	(62,920)

Premier Income Trust 79

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 1/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$51,553	$461,180	$114,742	5/11/63	300 bp — Monthly	$(62,920)
CMBX NA BBB−.6 Index	B+/P	130,156	489,130	121,696	5/11/63	300 bp — Monthly	8,746
CMBX NA BBB−.6 Index	B+/P	48,875	564,995	140,571	5/11/63	300 bp — Monthly	(91,367)
CMBX NA BBB−.6 Index	B+/P	86,808	574,978	143,054	5/11/63	300 bp — Monthly	(55,911)
CMBX NA BBB−.6 Index	B+/P	40,011	825,532	205,392	5/11/63	300 bp — Monthly	(164,900)
CMBX NA BBB−.6 Index	B+/P	69,759	926,353	230,477	5/11/63	300 bp — Monthly	(160,177)
CMBX NA BBB−.6 Index	B+/P	134,739	959,294	238,672	5/11/63	300 bp — Monthly	(103,374)
CMBX NA BBB−.6 Index	B+/P	118,398	1,072,094	266,737	5/11/63	300 bp — Monthly	(147,713)
CMBX NA BBB−.6 Index	B+/P	124,607	1,190,883	296,292	5/11/63	300 bp — Monthly	(170,990)
CMBX NA BBB−.6 Index	B+/P	184,707	1,548,247	385,204	5/11/63	300 bp — Monthly	(199,594)
CMBX NA BBB−.6 Index	B+/P	320,704	2,140,195	532,480	5/11/63	300 bp — Monthly	(210,528)
CMBX NA BBB−.7 Index	BB−/P	54,254	734,000	142,249	1/17/47	300 bp — Monthly	(87,568)
JPMorgan Securities LLC
CMBX NA BB.10 Index	B+/P	17,251	215,000	62,780	5/11/63	500 bp — Monthly	(45,320)
CMBX NA BB.6 Index	CCC+/P	10,811	20,160	8,711	5/11/63	500 bp — Monthly	2,119
CMBX NA BBB−.12 Index	BBB−/P	469	11,000	799	8/17/61	300 bp — Monthly	(323)
CMBX NA BBB−.12 Index	BBB−/P	646	12,000	871	8/17/61	300 bp — Monthly	(218)
CMBX NA BBB−.12 Index	BBB−/P	6,330	100,000	7,260	8/17/61	300 bp — Monthly	(872)
CMBX NA BBB−.13 Index	BBB−/P	2,898	49,000	3,494	12/16/72	300 bp — Monthly	(568)
CMBX NA BBB−.13 Index	BBB−/P	16,522	105,000	7,487	12/16/72	300 bp — Monthly	9,097
CMBX NA BBB−.13 Index	BBB−/P	21,140	105,000	7,487	12/16/72	300 bp — Monthly	13,715
CMBX NA BBB−.14 Index	BBB−/P	8,784	142,000	9,585	12/16/72	300 bp — Monthly	(742)
CMBX NA BBB−.6 Index	B+/P	9,615,688	30,023,618	7,469,876	5/11/63	300 bp — Monthly	2,160,342

80 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 1/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Merrill Lynch International
CMBX NA BB.6 Index	CCC+/P	$28,625	$245,760	$106,193	5/11/63	500 bp — Monthly	$(77,328)
CMBX NA BBB−.6 Index	B+/P	1,669	5,989	1,490	5/11/63	300 bp — Monthly	182
CMBX NA BBB−.6 Index	B+/P	890,256	3,298,136	820,576	5/11/63	300 bp — Monthly	71,604
Morgan Stanley & Co. International PLC
CMBX NA BB.13 Index	BB−/P	4,192	46,000	5,078	12/16/72	500 bp — Monthly	(842)
CMBX NA BB.13 Index	BB−/P	10,544	110,000	12,144	12/16/72	500 bp — Monthly	(1,493)
CMBX NA BB.13 Index	BB−/P	12,184	131,000	14,462	12/16/72	500 bp — Monthly	(2,151)
CMBX NA BB.13 Index	BB−/P	18,751	203,000	22,411	12/16/72	500 bp — Monthly	(3,463)
CMBX NA BB.13 Index	BB−/P	41,316	450,000	49,680	12/16/72	500 bp — Monthly	(7,926)
CMBX NA BB.6 Index	CCC+/P	39,672	154,560	66,785	5/11/63	500 bp — Monthly	(26,963)
CMBX NA BB.6 Index	CCC+/P	261,415	591,360	255,527	5/11/63	500 bp — Monthly	6,464
CMBX NA BB.6 Index	CCC+/P	328,860	751,680	324,801	5/11/63	500 bp — Monthly	4,791
CMBX NA BBB−.12 Index	BBB−/P	6,954	118,000	8,567	8/17/61	300 bp — Monthly	(1,544)
CMBX NA BBB−.12 Index	BBB−/P	21,210	494,000	35,864	8/17/61	300 bp — Monthly	(14,366)
CMBX NA BBB−.13 Index	BBB−/P	118	2,000	143	12/16/72	300 bp — Monthly	(23)
CMBX NA BBB−.13 Index	BBB−/P	2,205	24,000	1,711	12/16/72	300 bp — Monthly	507
CMBX NA BBB−.13 Index	BBB−/P	3,083	33,000	2,353	12/16/72	300 bp — Monthly	749
CMBX NA BBB−.13 Index	BBB−/P	4,295	63,000	4,492	12/16/72	300 bp — Monthly	(160)
CMBX NA BBB−.14 Index	BBB−/P	7,858	161,000	10,868	12/16/72	300 bp — Monthly	(2,915)
CMBX NA BBB−.14 Index	BBB−/P	7,858	161,000	10,868	12/16/72	300 bp — Monthly	(2,915)
CMBX NA BBB−.14 Index	BBB−/P	7,966	161,000	10,868	12/16/72	300 bp — Monthly	(2,808)
CMBX NA BBB−.14 Index	BBB−/P	10,265	183,000	12,353	12/16/72	300 bp — Monthly	(1,981)
CMBX NA BBB−.14 Index	BBB−/P	15,667	321,000	21,668	12/16/72	300 bp — Monthly	(5,813)
CMBX NA BBB−.15 Index	BBB−/P	6,092	108,000	6,782	11/18/64	300 bp — Monthly	(646)

Premier Income Trust 81

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 1/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.6 Index	B+/P	$147	$1,996	$497	5/11/63	300 bp — Monthly	$(349)
CMBX NA BBB−.6 Index	B+/P	1,202	14,973	3,725	5/11/63	300 bp — Monthly	(2,514)
CMBX NA BBB−.6 Index	B+/P	20,598	311,446	77,488	5/11/63	300 bp — Monthly	(56,708)
CMBX NA BBB−.6 Index	B+/P	20,812	316,437	78,730	5/11/63	300 bp — Monthly	(57,733)
CMBX NA BBB−.6 Index	B+/P	101,566	385,315	95,866	5/11/63	300 bp — Monthly	5,925
CMBX NA BBB−.6 Index	B+/P	124,403	469,166	116,728	5/11/63	300 bp — Monthly	7,948
CMBX NA BBB−.6 Index	B+/P	382,260	1,106,033	275,181	5/11/63	300 bp — Monthly	107,724
CMBX NA BBB−.6 Index	B+/P	582,633	8,778,891	2,184,188	5/11/63	300 bp — Monthly	(1,596,434)
CMBX NA BBB−.9 Index	BB+/P	2,330	24,000	2,592	9/17/58	300 bp — Monthly	(248)
Upfront premium received		20,379,292		Unrealized appreciation		2,802,724
Upfront premium (paid)		—		Unrealized (depreciation)		(12,372,840)
Total		$20,379,292		Total		$(9,570,116)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at January 31, 2022. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 1/31/22 (Unaudited)
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.10 Index	$(201,802)	$837,000	$244,404	11/17/59	(500 bp) — Monthly	$41,788
CMBX NA BB.10 Index	(136,680)	536,000	156,512	11/17/59	(500 bp) — Monthly	19,311
CMBX NA BB.10 Index	(30,474)	292,000	85,264	11/17/59	(500 bp) — Monthly	54,506
CMBX NA BB.10 Index	(26,425)	241,000	70,372	11/17/59	(500 bp) — Monthly	43,712
CMBX NA BB.11 Index	(25,912)	200,000	18,820	11/18/54	(500 bp) — Monthly	(7,286)
CMBX NA BB.11 Index	(3,683)	71,000	6,681	11/18/54	(500 bp) — Monthly	2,929

82 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 1/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.11 Index	$(2,451)	$26,000	$2,447	11/18/54	(500 bp) — Monthly	$(29)
CMBX NA BB.8 Index	(84,415)	236,747	90,556	10/17/57	(500 bp) — Monthly	5,910
CMBX NA BB.8 Index	(17,507)	136,250	52,116	10/17/57	(500 bp) — Monthly	34,476
CMBX NA BBB−.10 Index	(191,366)	1,113,000	115,307	11/17/59	(300 bp) — Monthly	(76,708)
CMBX NA BBB−.10 Index	(112,583)	485,000	50,246	11/17/59	(300 bp) — Monthly	(62,620)
CMBX NA BBB−.10 Index	(47,101)	385,000	39,886	11/17/59	(300 bp) — Monthly	(7,439)
CMBX NA BBB−.10 Index	(44,315)	349,000	36,156	11/17/59	(300 bp) — Monthly	(8,362)
CMBX NA BBB−.10 Index	(82,547)	346,000	35,846	11/17/59	(300 bp) — Monthly	(46,903)
CMBX NA BBB−.10 Index	(53,699)	246,000	25,486	11/17/59	(300 bp) — Monthly	(28,357)
CMBX NA BBB−.10 Index	(46,791)	215,000	22,274	11/17/59	(300 bp) — Monthly	(24,643)
CMBX NA BBB−.10 Index	(12,748)	100,000	10,360	11/17/59	(300 bp) — Monthly	(2,446)
CMBX NA BBB−.10 Index	(9,561)	75,000	7,770	11/17/59	(300 bp) — Monthly	(1,835)
CMBX NA BBB−.12 Index	(32,563)	473,000	34,340	8/17/61	(300 bp) — Monthly	1,501
CMBX NA BBB−.12 Index	(139,005)	416,000	30,202	8/17/61	(300 bp) — Monthly	(109,046)
CMBX NA BBB−.12 Index	(143,904)	414,000	30,056	8/17/61	(300 bp) — Monthly	(114,089)
CMBX NA BBB−.12 Index	(97,719)	278,000	20,183	8/17/61	(300 bp) — Monthly	(77,698)
CMBX NA BBB−.13 Index	(12,165)	208,000	14,830	12/16/72	(300 bp) — Monthly	2,544
CMBX NA BBB−.13 Index	(4,939)	97,000	6,916	12/16/72	(300 bp) — Monthly	1,920
CMBX NA BBB−.13 Index	(4,891)	97,000	6,916	12/16/72	(300 bp) — Monthly	1,968
CMBX NA BBB−.13 Index	(3,833)	70,000	4,991	12/16/72	(300 bp) — Monthly	1,117
CMBX NA BBB−.8 Index	(71,920)	455,000	63,609	10/17/57	(300 bp) — Monthly	(8,576)
CMBX NA BBB−.8 Index	(72,204)	455,000	63,609	10/17/57	(300 bp) — Monthly	(8,861)
CMBX NA BBB−.8 Index	(53,250)	400,000	55,920	10/17/57	(300 bp) — Monthly	2,437

Premier Income Trust 83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 1/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.8 Index	$(44,844)	$287,000	$40,123	10/17/57	(300 bp) — Monthly	$(4,889)
CMBX NA BBB−.8 Index	(27,337)	191,000	26,702	10/17/57	(300 bp) — Monthly	(747)
CMBX NA BBB−.8 Index	(19,250)	123,000	17,195	10/17/57	(300 bp) — Monthly	(2,126)
CMBX NA BBB−.9 Index	(12,539)	53,000	5,724	9/17/58	(300 bp) — Monthly	(6,846)
Credit Suisse International
CMBX NA BB.10 Index	(80,855)	606,000	176,952	11/17/59	(500 bp) — Monthly	95,508
CMBX NA BB.10 Index	(71,945)	605,000	176,660	11/17/59	(500 bp) — Monthly	104,127
CMBX NA BB.10 Index	(39,651)	319,000	93,148	11/17/59	(500 bp) — Monthly	53,187
CMBX NA BB.7 Index	(54,048)	293,000	97,071	1/17/47	(500 bp) — Monthly	42,738
CMBX NA BB.7 Index	(4,130)	224,640	97,067	5/11/63	(500 bp) — Monthly	92,718
Goldman Sachs International
CMBX NA A.6 Index	(23,158)	236,000	20,461	5/11/63	(200 bp) — Monthly	(2,788)
CMBX NA A.6 Index	(23,473)	229,000	19,854	5/11/63	(200 bp) — Monthly	(3,707)
CMBX NA A.6 Index	(9,474)	143,000	12,398	5/11/63	(200 bp) — Monthly	2,869
CMBX NA A.6 Index	(13,845)	142,000	12,311	5/11/63	(200 bp) — Monthly	(1,589)
CMBX NA A.6 Index	(12,756)	130,000	11,271	5/11/63	(200 bp) — Monthly	(1,536)
CMBX NA A.6 Index	(11,781)	116,000	10,057	5/11/63	(200 bp) — Monthly	(1,769)
CMBX NA A.6 Index	(9,258)	92,000	7,976	5/11/63	(200 bp) — Monthly	(1,317)
CMBX NA A.6 Index	(8,331)	86,000	7,456	5/11/63	(200 bp) — Monthly	(908)
CMBX NA A.6 Index	(7,459)	77,000	6,676	5/11/63	(200 bp) — Monthly	(813)
CMBX NA A.6 Index	(7,459)	77,000	6,676	5/11/63	(200 bp) — Monthly	(813)
CMBX NA A.6 Index	(7,308)	74,000	6,416	5/11/63	(200 bp) — Monthly	(920)
CMBX NA A.6 Index	(7,308)	74,000	6,416	5/11/63	(200 bp) — Monthly	(920)
CMBX NA A.6 Index	(3,913)	40,000	3,468	5/11/63	(200 bp) — Monthly	(460)

84 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 1/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA A.6 Index	$(3,913)	$40,000	$3,468	5/11/63	(200 bp) — Monthly	$(460)
CMBX NA A.6 Index	(2,484)	25,000	2,168	5/11/63	(200 bp) — Monthly	(327)
CMBX NA A.6 Index	(174)	2,000	173	5/11/63	(200 bp) — Monthly	(2)
CMBX NA A.6 Index	(96)	1,000	87	5/11/63	(200 bp) — Monthly	(10)
CMBX NA BB.6 Index	(27,101)	210,240	90,845	5/11/63	(500 bp) — Monthly	63,539
CMBX NA BB.6 Index	(13,197)	123,840	53,511	5/11/63	(500 bp) — Monthly	40,194
CMBX NA BB.7 Index	(84,052)	513,000	169,957	1/17/47	(500 bp) — Monthly	85,406
CMBX NA BB.7 Index	(31,765)	174,000	57,646	1/17/47	(500 bp) — Monthly	25,712
CMBX NA BB.7 Index	(26,028)	172,000	56,984	1/17/47	(500 bp) — Monthly	30,788
CMBX NA BB.7 Index	(17,056)	84,000	27,829	1/17/47	(500 bp) — Monthly	10,691
CMBX NA BB.8 Index	(158,786)	437,740	167,436	10/17/57	(500 bp) — Monthly	8,224
CMBX NA BB.8 Index	(159,060)	437,740	167,436	10/17/57	(500 bp) — Monthly	7,951
CMBX NA BB.8 Index	(142,942)	374,930	143,411	10/17/57	(500 bp) — Monthly	104
CMBX NA BB.8 Index	(106,164)	301,490	115,320	10/17/57	(500 bp) — Monthly	8,863
CMBX NA BB.8 Index	(108,705)	291,827	111,624	10/17/57	(500 bp) — Monthly	2,635
CMBX NA BB.8 Index	(5,212)	44,450	17,002	10/17/57	(500 bp) — Monthly	11,747
CMBX NA BBB−.10 Index	(22,310)	102,000	10,567	11/17/59	(300 bp) — Monthly	(11,802)
CMBX NA BBB−.12 Index	(19,885)	102,000	7,405	8/17/61	(300 bp) — Monthly	(12,540)
CMBX NA BBB−.12 Index	(2,702)	8,000	581	8/17/61	(300 bp) — Monthly	(2,126)
CMBX NA BBB−.13 Index	(20,233)	267,000	19,037	12/16/72	(300 bp) — Monthly	(1,351)
CMBX NA BBB−.6 Index	(208,735)	764,640	190,243	5/11/63	(300 bp) — Monthly	(18,938)
CMBX NA BBB−.8 Index	(29,239)	226,000	31,595	10/17/57	(300 bp) — Monthly	2,224
CMBX NA BBB−.8 Index	(18,034)	115,000	16,077	10/17/57	(300 bp) — Monthly	(2,024)

Premier Income Trust 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 1/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC
CMBX NA A.6 Index	$(14,447)	$147,000	$12,745	5/11/63	(200 bp) — Monthly	$(1,760)
CMBX NA A.6 Index	(10,055)	99,000	8,583	5/11/63	(200 bp) — Monthly	(1,510)
CMBX NA BB.17 Index	(1,004,767)	2,052,000	679,828	1/17/47	(500 bp) — Monthly	(326,940)
CMBX NA BB.8 Index	(107,551)	209,690	80,206	10/17/57	(500 bp) — Monthly	(27,548)
CMBX NA BBB−.10 Index	(59,441)	211,000	21,860	11/17/59	(300 bp) — Monthly	(37,704)
CMBX NA BBB−.10 Index	(23,584)	143,000	14,815	11/17/59	(300 bp) — Monthly	(8,852)
CMBX NA BBB−.10 Index	(32,176)	108,000	11,189	11/17/59	(300 bp) — Monthly	(21,050)
CMBX NA BBB−.11 Index	(28,601)	91,000	5,951	11/18/54	(300 bp) — Monthly	(22,703)
CMBX NA BBB−.11 Index	(25,144)	80,000	5,232	11/18/54	(300 bp) — Monthly	(19,959)
CMBX NA BBB−.11 Index	(5,022)	16,000	1,046	11/18/54	(300 bp) — Monthly	(3,985)
CMBX NA BBB−.12 Index	(3,009)	77,000	5,590	8/17/61	(300 bp) — Monthly	2,537
CMBX NA BBB−.14 Index	(9,265)	152,000	10,260	12/16/72	(300 bp) — Monthly	907
CMBX NA BBB−.6 Index	(583,423)	2,285,936	568,741	5/11/63	(300 bp) — Monthly	(16,016)
CMBX NA BBB−.7 Index	(577,517)	2,460,000	476,748	1/17/47	(300 bp) — Monthly	(102,204)
Merrill Lynch International
CMBX NA BB.10 Index	(33,229)	584,000	170,528	11/17/59	(500 bp) — Monthly	136,731
CMBX NA BB.9 Index	(78)	2,000	499	9/17/58	(500 bp) — Monthly	419
CMBX NA BBB−.10 Index	(41,601)	192,000	19,891	11/17/59	(300 bp) — Monthly	(21,822)
CMBX NA BBB−.7 Index	(75,310)	919,000	178,102	1/17/47	(300 bp) — Monthly	102,256
Morgan Stanley & Co. International PLC
CMBX NA BBB−.7 Index	(34,235)	336,000	65,117	1/17/47	(300 bp) — Monthly	30,686
CMBX NA A.6 Index	(13,065)	134,000	11,618	5/11/63	(200 bp) — Monthly	(1,499)
CMBX NA A.6 Index	(1,944)	20,000	1,734	5/11/63	(200 bp) — Monthly	(218)
CMBX NA A.6 Index	(581)	6,000	520	5/11/63	(200 bp) — Monthly	(63)

86 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 1/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA A.6 Index	$(293)	$3,000	$260	5/11/63	(200 bp) — Monthly	$(34)
CMBX NA A.6 Index	(193)	2,000	173	5/11/63	(200 bp) — Monthly	(21)
CMBX NA A.6 Index	(171)	2,000	173	5/11/63	(200 bp) — Monthly	1
CMBX NA A.6 Index	(191)	2,000	173	5/11/63	(200 bp) — Monthly	(19)
CMBX NA A.6 Index	(84)	1,000	87	5/11/63	(200 bp) — Monthly	3
CMBX NA A.6 Index	(91)	1,000	87	5/11/63	(200 bp) — Monthly	(4)
CMBX NA BB.10 Index	(108,971)	464,000	135,488	11/17/59	(500 bp) — Monthly	26,066
CMBX NA BB.10 Index	(30,624)	292,000	85,264	11/17/59	(500 bp) — Monthly	54,356
CMBX NA BB.12 Index	(1,533)	21,000	2,184	8/17/61	(500 bp) — Monthly	630
CMBX NA BB.7 Index	(53,896)	268,000	88,788	1/17/47	(500 bp) — Monthly	34,632
CMBX NA BB.7 Index	(36,252)	188,000	62,284	1/17/47	(500 bp) — Monthly	25,850
CMBX NA BB.7 Index	(10,105)	54,000	17,890	1/17/47	(500 bp) — Monthly	7,733
CMBX NA BB.7 Index	(8,476)	42,000	13,915	1/17/47	(500 bp) — Monthly	5,397
CMBX NA BB.8 Index	(93,946)	261,871	100,166	10/17/57	(500 bp) — Monthly	5,965
CMBX NA BB.8 Index	(77,599)	213,555	81,685	10/17/57	(500 bp) — Monthly	3,879
CMBX NA BB.8 Index	(62,786)	122,722	46,941	10/17/57	(500 bp) — Monthly	(15,964)
CMBX NA BB.8 Index	(44,441)	121,755	46,571	10/17/57	(500 bp) — Monthly	2,012
CMBX NA BB.8 Index	(22,220)	60,878	23,286	10/17/57	(500 bp) — Monthly	1,006
CMBX NA BB.9 Index	(24,292)	161,000	40,153	9/17/58	(500 bp) — Monthly	15,705
CMBX NA BB.9 Index	(5,715)	94,000	23,444	9/17/58	(500 bp) — Monthly	17,637
CMBX NA BB.9 Index	(11,806)	78,000	19,453	9/17/58	(500 bp) — Monthly	7,571
CMBX NA BB.9 Index	(5,724)	43,000	10,724	9/17/58	(500 bp) — Monthly	4,959
CMBX NA BB.9 Index	(1,231)	9,000	2,245	9/17/58	(500 bp) — Monthly	1,005

Premier Income Trust 87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 1/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.10 Index	$(113,959)	$676,000	$70,034	11/17/59	(300 bp) — Monthly	$(44,319)
CMBX NA BBB−.10 Index	(49,016)	566,000	58,638	11/17/59	(300 bp) — Monthly	9,291
CMBX NA BBB−.10 Index	(39,854)	323,000	33,463	11/17/59	(300 bp) — Monthly	(6,579)
CMBX NA BBB−.10 Index	(59,128)	250,000	25,900	11/17/59	(300 bp) — Monthly	(33,374)
CMBX NA BBB−.10 Index	(53,390)	219,000	22,688	11/17/59	(300 bp) — Monthly	(30,830)
CMBX NA BBB−.10 Index	(27,596)	215,000	22,274	11/17/59	(300 bp) — Monthly	(5,447)
CMBX NA BBB−.10 Index	(22,321)	176,000	18,234	11/17/59	(300 bp) — Monthly	(4,190)
CMBX NA BBB−.10 Index	(19,291)	161,000	16,680	11/17/59	(300 bp) — Monthly	(2,705)
CMBX NA BBB−.10 Index	(17,629)	139,000	14,400	11/17/59	(300 bp) — Monthly	(3,309)
CMBX NA BBB−.10 Index	(26,413)	121,000	12,536	11/17/59	(300 bp) — Monthly	(13,948)
CMBX NA BBB−.10 Index	(27,781)	121,000	12,536	11/17/59	(300 bp) — Monthly	(15,316)
CMBX NA BBB−.10 Index	(11,275)	52,000	5,387	11/17/59	(300 bp) — Monthly	(5,918)
CMBX NA BBB−.10 Index	(9,947)	46,000	4,766	11/17/59	(300 bp) — Monthly	(5,208)
CMBX NA BBB−.12 Index	(1,052)	19,000	1,379	8/17/61	(300 bp) — Monthly	316
CMBX NA BBB−.13 Index	(35,253)	572,000	40,784	12/16/72	(300 bp) — Monthly	5,197
CMBX NA BBB−.7 Index	(30,222)	476,000	92,249	1/17/47	(300 bp) — Monthly	61,749
CMBX NA BBB−.8 Index	(53,541)	422,000	58,996	10/17/57	(300 bp) — Monthly	5,208
CMBX NA BBB−.8 Index	(53,673)	422,000	58,996	10/17/57	(300 bp) — Monthly	5,076
CMBX NA BBB−.8 Index	(47,088)	329,000	45,994	10/17/57	(300 bp) — Monthly	(1,286)
CMBX NA BBB−.8 Index	(39,437)	253,000	35,369	10/17/57	(300 bp) — Monthly	(4,215)
CMBX NA BBB−.8 Index	(32,513)	209,000	29,218	10/17/57	(300 bp) — Monthly	(3,417)
CMBX NA BBB−.8 Index	(18,438)	119,000	16,636	10/17/57	(300 bp) — Monthly	(1,871)

88 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 1/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.8 Index	$(18,438)	$118,000	$16,496	10/17/57	(300 bp) — Monthly	$(2,010)
CMBX NA BBB−.8 Index	(16,622)	106,000	14,819	10/17/57	(300 bp) — Monthly	(1,865)
Upfront premium received	—		Unrealized appreciation		1,478,124
Upfront premium (paid)	(7,583,010)		Unrealized (depreciation)		(1,482,308)
Total	$(7,583,010)		Total		$(4,184)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Premier Income Trust 89

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer cyclicals	$304,184	$930	$—
Energy	115,657	—	431
Utilities and power	—	27,395	—
Total common stocks	419,841	28,325	431
Asset-backed securities	—	1,600,847	1,314,000
Convertible bonds and notes	—	25,735,211	—
Corporate bonds and notes	—	89,413,437	—
Foreign government and agency bonds and notes	—	42,568,002	—
Mortgage-backed securities	—	217,412,753	—
Purchased options outstanding	—	307,350	—
Purchased swap options outstanding	—	10,164,230	—
Senior loans	—	13,607,011	—
U.S. government and agency mortgage obligations	—	306,246,407	—
U.S. treasury obligations	—	856,384	—
Short-term investments	197,000	80,596,318	—
Totals by level	$616,841	$788,536,275	$1,314,431

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$131,638	$—
Futures contracts	3,083,376	—	—
Written options outstanding	—	(22,200)	—
Written swap options outstanding	—	(17,994,820)	—
Forward premium swap option contracts	—	(288,114)	—
TBA sale commitments	—	(226,683,336)	—
Interest rate swap contracts	—	2,162,498	—
Total return swap contracts	—	(1,087,592)	—
Credit default contracts	—	(22,370,582)	—
Totals by level	$3,083,376	$(266,152,508)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

90 Premier Income Trust

Statement of assets and liabilities 1/31/22 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $820,522,330)	$790,467,547
Cash	76,114
Foreign currency (cost $7,632) (Note 1)	7,277
Interest and other receivables	4,693,689
Receivable for investments sold	143,238,082
Receivable for sales of delayed delivery securities (Note 1)	50,158
Receivable for sales of TBA securities (Note 1)	21,169,819
Receivable for variation margin on centrally cleared swap contracts (Note 1)	1,165,896
Unrealized appreciation on forward premium swap option contracts (Note 1)	12,573,823
Unrealized appreciation on forward currency contracts (Note 1)	1,579,899
Unrealized appreciation on OTC swap contracts (Note 1)	4,280,848
Premium paid on OTC swap contracts (Note 1)	7,583,010
Total assets	986,886,162

LIABILITIES
Payable for investments purchased	240,764,190
Payable for purchases of delayed delivery securities (Note 1)	50,000
Payable for compensation of Manager (Note 2)	842,712
Payable for custodian fees (Note 2)	31,312
Payable for investor servicing fees (Note 2)	37,329
Payable for Trustee compensation and expenses (Note 2)	215,219
Payable for administrative services (Note 2)	629
Payable for variation margin on futures contracts (Note 1)	37,893
Payable for variation margin on centrally cleared swap contracts (Note 1)	1,151,468
Distributions payable to shareholders	2,648,935
Unrealized depreciation on OTC swap contracts (Note 1)	13,988,635
Premium received on OTC swap contracts (Note 1)	20,379,292
Unrealized depreciation on forward currency contracts (Note 1)	1,448,261
Unrealized depreciation on forward premium swap option contracts (Note 1)	12,861,937
Written options outstanding, at value (premiums $15,412,838) (Note 1)	18,017,020
TBA sale commitments, at value (proceeds receivable $227,166,504) (Note 1)	226,683,336
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	1,053,384
Other accrued expenses	125,090
Total liabilities	540,336,642

Net assets	$446,549,520

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$655,576,230
Total distributable earnings (Note 1)	(209,026,710)
Total — Representing net assets applicable to capital shares outstanding	$446,549,520

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($446,549,520 divided by 102,233,011 shares)	$4.37

The accompanying notes are an integral part of these financial statements.

Premier Income Trust 91

Statement of operations Six months ended 1/31/22 (Unaudited)

INVESTMENT INCOME
Interest (net of foreign tax of $2,059) (including interest income of $7,929 from investments
in affiliated issuers) (Note 5)	$13,454,101
Dividends	1,482
Total investment income	13,455,583

EXPENSES
Compensation of Manager (Note 2)	1,734,756
Investor servicing fees (Note 2)	114,528
Custodian fees (Note 2)	69,655
Trustee compensation and expenses (Note 2)	8,945
Administrative services (Note 2)	7,130
Other	235,012
Total expenses	2,170,026
Expense reduction (Note 2)	(89)
Net expenses	2,169,937

Net investment income	11,285,646

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(10,720,618)
Net increase from payments by affiliates (Note 2)	130,130
Foreign currency transactions (Note 1)	10,141
Forward currency contracts (Note 1)	(5,939,775)
Futures contracts (Note 1)	1,837,210
Swap contracts (Note 1)	(12,198,314)
Written options (Note 1)	(3,919,811)
Total net realized loss	(30,801,037)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(10,119,506)
Assets and liabilities in foreign currencies	(1,239)
Forward currency contracts	3,438,286
Futures contracts	5,136,884
Swap contracts	11,210,705
Written options	103,327
Total change in net unrealized appreciation	9,768,457

Net loss on investments	(21,032,580)

Net decrease in net assets resulting from operations	$(9,746,934)

The accompanying notes are an integral part of these financial statements.

92 Premier Income Trust

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 1/31/22*	Year ended 7/31/21
Operations
Net investment income	$11,285,646	$20,980,119
Net realized gain (loss) on investments
and foreign currency transactions	(30,801,037)	5,128,606
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	9,768,457	(9,081,836)
Net increase (decrease) in net assets resulting
from operations	(9,746,934)	17,026,889
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(15,956,161)	(7,018,736)
From return of capital	—	(28,597,732)
Decrease from capital share transactions (Note 4)	(356,202)	(1,392,896)
Increase in capital share transactions from reinvestment
of distributions	483,269	—
Total decrease in net assets	(25,576,028)	(19,982,475)

NET ASSETS
Beginning of period	472,125,548	492,108,023
End of period	$446,549,520	$472,125,548

NUMBER OF FUND SHARES
Shares outstanding at beginning of period	102,212,143	102,517,867
Shares repurchased (Note 4)	(86,165)	(305,724)
Shares issued in connection with reinvestment
of distributions	107,033	—
Shares outstanding at end of period	102,233,011	102,212,143

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Premier Income Trust 93

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six months
	ended**			Year ended
	1/31/22	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Net asset value, beginning of period	$4.62	$4.80	$5.44	$5.59	$5.56	$5.28
Investment operations:
Net investment income[a]	.11	.21	.24	.27	.31	.28
Net realized and unrealized
gain (loss) on investments	(.20)	(.04)	(.47)	(.05)	.03	.30
Total from investment operations	(.09)	.17	(.23)	.22	.34	.58
Less distributions:
From net investment income	(.16)	(.07)	(.34)	(.38)	(.31)	(.31)
From return of capital	—	(.28)	(.08)	—	—	—
Total distributions	(.16)	(.35)	(.42)	(.38)	(.31)	(.31)
Increase from shares repurchased	—[e]	—[e]	.01	.01	—[e]	.01
Net asset value, end of period	$4.37	$4.62	$4.80	$5.44	$5.59	$5.56
Market price, end of period	$4.15	$4.65	$4.74	$5.32	$5.25	$5.39
Total return at market price (%)[b]	(7.55)*	5.63	(3.19)	9.18	3.26	21.30

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$446,550	$472,126	$492,108	$562,064	$596,142	$596,641
Ratio of expenses to average
net assets (%)[c]	.47*	.94	.94	.93	.92	.92
Ratio of net investment income
to average net assets (%)	2.45*	4.21	4.67	4.94	5.53	5.20
Portfolio turnover (%)[d]	538*	1,023	943	854	785	1,055

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Portfolio turnover includes TBA purchase and sale commitments.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

94 Premier Income Trust

Notes to financial statements 1/31/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2021 through January 31, 2022.

Putnam Premier Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non–diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The goal of the fund is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market.

The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected

Premier Income Trust 95

by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $14,368,350 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

96 Premier Income Trust

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Premier Income Trust 97

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized

98 Premier Income Trust

gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

Premier Income Trust 99

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $31,071,137 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $31,635,496 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or

100 Premier Income Trust

expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At July 31, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$78,088,085	$36,029,040	$114,117,125

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $581,585,399, resulting in gross unrealized appreciation and depreciation of $37,009,503 and $91,196,487, respectively, or net unrealized depreciation of $54,186,984.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The fund uses targeted distribution rates, whose principal source of the distribution is ordinary income. However,the balance of the distribution, if any, comes first from capital gain and then will constitute a return of capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in their shares of the fund. The fund may make return of capital distributions to achieve the targeted distribution rates. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

	of the first $500 million of average		of the next $5 billion of average
0.750%	net assets,	0.480%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.650%	net assets,	0.470%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.600%	net assets,	0.460%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.550%	net assets,	0.450%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.525%	net assets,	0.440%	net assets,
	of the next $5 billion of average		of the next $8.5 billion of average net
0.505%	net assets,	0.430%	assets and
	of the next $5 billion of average	0.420%	of any excess thereafter.
0.490%	net assets,

Premier Income Trust 101

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.377% of the fund’s average net assets.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $130,130 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $89 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $304, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$3,305,080,686	$3,489,072,669
U.S. government securities (Long-term)	—	—
Total	$3,305,080,686	$3,489,072,669

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

102 Premier Income Trust

Note 4: Shares repurchased

In September 2021, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2022 (based on shares outstanding as of September 30, 2021). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2021 (based on shares outstanding as of September 30, 2020). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. At Putnam’s recommendation, the share repurchase program was temporarily suspended on March 24, 2020 and reinstated July 1, 2020.

For the reporting period, the fund repurchased 86,165 common shares for an aggregate purchase price of $356,202, which reflects a weighted-average discount from net asset value per share of 5.62%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

For the previous fiscal year, the fund repurchased 305,724 common shares for an aggregate purchase price of $1,392,896, which reflected a weighted-average discount from net asset value per share of 7.12%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 4,489 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $19,617 based on net asset value.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/21	cost	proceeds	income	of 1/31/22
Short-term investments
Putnam Short Term
Investment Fund*	$22,486,178	$94,422,903	$116,909,081	$7,929	$—
Total Short-term
investments	$22,486,178	$94,422,903	$116,909,081	$7,929	$—

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, economic uncertainty, and other geopolitical events (including sanctions, tariffs, exchange controls or other cross-border trade barriers) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. For example, Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries, and certain international organizations levying broad economic sanctions against Russia and Russian individuals. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of the ruble, a downgrade in the

Premier Income Trust 103

country’s credit rating, and a decline in the value and liquidity of Russian securities. Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. All of these factors could have a negative effect on the performance of funds that have exposure to Russia.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$32,900,000
Purchased currency option contracts (contract amount)	$76,900,000
Purchased swap option contracts (contract amount)	$1,790,700,000
Written TBA commitment option contracts (contract amount)	$32,900,000
Written currency option contracts (contract amount)	$4,900,000
Written swap option contracts (contract amount)	$1,775,200,000
Futures contracts (number of contracts)	2,000
Forward currency contracts (contract amount)	$675,700,000
Centrally cleared interest rate swap contracts (notional)	$1,499,900,000
OTC total return swap contracts (notional)	$5,500,000
Centrally cleared total return swap contracts (notional)	$91,200,000
OTC credit default contracts (notional)	$173,900,000

104 Premier Income Trust

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$7,578,826	Payables	$30,082,895
Foreign exchange
contracts	Receivables	1,579,899	Payables	1,448,261
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	35,596,683*	Unrealized depreciation	39,138,468*
Total		$44,755,408		$70,669,624

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(224,847)	$(224,847)
Foreign exchange contracts	(277,672)	—	(5,939,775)	—	$(6,217,447)
Interest rate contracts	(1,955,087)	1,837,210	—	(11,973,467)	$(12,091,344)
Total	$(2,232,759)	$1,837,210	$(5,939,775)	$(12,198,314)	$(18,533,638)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$3,059,199	$3,059,199
Foreign exchange contracts	80,476	—	3,438,286	—	$3,518,762
Interest rate contracts	(3,699,315)	5,136,884	—	8,151,506	$9,589,075
Total	$(3,618,839)	$5,136,884	$3,438,286	$11,210,705	$16,167,036

Premier Income Trust 105

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Assets:
Centrally cleared
interest rate swap
contracts§	$—	$—	$1,165,896	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,165,896
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared
total return swap
contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts —
protection
purchased*#	—	—	—	—	—	1,485,036	638,907	—	1,587,223	—	—	1,897,215	367,802	1,602,643	—	—	—	—	—	—	7,578,826
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency
contracts#	18,419	45,448	—	—	39,178	—	15,390	—	99,308	—	89,132	—	—	248,620	129,680	740,157	95,824	14,324	—	44,419	1,579,899
Forward premium
swap option
contracts#	4,200,297	—	—	—	1,523,957	—	—	9,599	643,598	—	2,504,557	—	—	1,029,333	—	—	446,811	1,681,117	534,554	—	12,573,823
Purchased swap
options**#	27,031	—	—	—	—	—	—	—	977,119	—	1,787,166	—	—	5,449,650	1,261,736	—	—	661,528	—	—	10,164,230
Purchased
options**#	—	—	—	—	—	—	—	—	—	—	307,350	—	—	—	—	—	—	—	—	—	307,350
Repurchase
agreements**	—	—	—	—	—	14,086,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—	14,086,000
Total Assets	$4,245,747	$45,448	$1,165,896	$—	$1,563,135	$15,571,036	$654,297	$9,599	$3,307,248	$—	$4,688,205	$1,897,215	$367,802	$8,330,246	$1,391,416	$740,157	$542,635	$2,356,969	$534,554	$44,419	$47,456,024
Liabilities:
Centrally cleared
interest rate swap
contracts§	—	—	1,127,739	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,127,739
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	133,487	—	—	—	—	—	—	133,487
Centrally cleared
total return swap
contracts§	—	—	23,729	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	23,729

106 Premier Income Trust	Premier Income Trust 107

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities,Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	MorganStanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
OTC Credit default
contracts —
protection sold *#	$444,016	$—	$—	$—	$—	$4,703,752	$7,631,715	$—	$4,978,181	$—	$—	$7,563,309	$926,092	$3,702,343	$—	$—	$—	$—	$—	$—	$29,949,408
OTC Credit default
contracts —
protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	37,893	—	—	—	—	—	—	—	—	37,893
Forward currency
contracts#	158,681	104,281	—	—	75,947	—	16,093	—	136,133	183,509	102,601	—	—	103,419	12,056	138,932	106,865	309,744	—	—	1,448,261
Forward premium
swap option
contracts#	4,913,903	—	—	—	1,695,267	—	—	16,430	884,057	—	2,865,124	—	—	655,612	—	—	257,269	1,259,229	315,046	—	12,861,937
Written swap
options #	517,031	—	—	—	1,979,839	—	—	—	798,232	—	5,729,861	—	—	5,670,311	1,964,917	—	258,549	1,076,080	—	—	17,994,820
Written options #	—	—	—	—	—	—	—	—	—	—	22,200	—	—	—	—	—	—	—	—	—	22,200
Total Liabilities	$6,033,631	$104,281	$1,151,468	$—	$3,751,053	$4,703,752	$7,647,808	$16,430	$6,796,603	$183,509	$8,719,786	$7,601,202	$926,092	$10,265,172	$1,976,973	$138,932	$622,683	$2,645,053	$315,046	$—	$63,599,474
Total Financial
and Derivative
Net Assets	$(1,787,884)	$(58,833)	$14,428	$—	$(2,187,918)	$10,867,284	$(6,993,511)	$(6,831)	$(3,489,355)	$(183,509)	$(4,031,581)	$(5,703,987)	$(558,290)	$(1,934,926)	$(585,557)	$601,225	$(80,048)	$(288,084)	$219,508	$44,419	$(16,143,450)
Total collateral
received
(pledged)†##	$(1,787,884)	$—	$—	$—	$(2,187,918)	$10,867,284	$(6,993,511)	$—	$(3,489,355)	$(183,509)	$(4,031,581)	$(5,657,919)	$(558,290)	$(1,934,926)	$(472,855)	$601,225	$(80,048)	$(288,084)	$200,876	$—
Net amount	$—	$(58,833)	$14,428	$—	$—	$—	$—	$(6,831)	$—	$—	$—	$(46,068)	$—	$—	$(112,702)	$—	$—	$—	$18,632	$44,419
Controlled
collateral received
(including TBA
commitments)**	$—	$—	$—	$119,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$733,508	$—	$—	$200,876	$—	$1,053,384
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$14,368,350	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$14,368,350
Collateral
(pledged)
(including TBA
commitments)**	$(1,853,626)	$—	$—	$—	$(2,199,738)	$(3,206,739)	$(7,053,053)	$—	$(3,567,835)	$(222,905)	$(4,125,276)	$(5,776,864)	$(569,953)	$(2,033,855)	$(472,855)	$—	$(181,927)	$(489,815)	$—	$—	$(31,754,441)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $1,922,683 and $2,720,429, respectively.

108 Premier Income Trust	Premier Income Trust 109

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

110 Premier Income Trust

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds:‡
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Premier Income Trust 111

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

112 Premier Income Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and BSA
Management, LLC	Liaquat Ahamed	Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisor	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
	and Assistant Treasurer	and Assistant Treasurer

	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) Effective March 31, 2022, Paul D. Scanlon will retire as a Portfolio Manager of the fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

August 1 — August 31, 2021	—	—	—	—
September 1 — September 30, 2021	—	—	—	—
October 1 — October 31, 2021	—	—	—	—
November 1 — November 30, 2021	—	—	—	—
December 1 — December 31, 2021	—	—	—	—
January 1 — January 31, 2022	86,165	$4.13	86,165	10,138,569

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2020, which was in effect between October 1, 2020 and September 30, 2021, allowed the fund to repurchase up to 10,251,786 of its shares. The program renewed by the Board in September 2021, which is in effect between October 1, 2021 and September 30, 2022, allows the fund to repurchase up to 10,224,734 of its shares.

**	Information prior to October 1, 2021, is based on the total number of shares eligible for repurchase under the program, as amended through September 2020. Information from October 1, 2021 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2021.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 30, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 30, 2022